Exhibit 10.14
DATED                                   20

BRINDLEYPLACE NOMINEE LIMITED

and

BRINDLEYPLACE CO-NOMINEE LIMITED                                                                                            (1)

BRINDLEYPLACE (HEADLEASE) LIMITED
and
                     BRINDLEYPLACE (HEADLEASE) (No 2) LIMITED                                                                       (2)

HINES-MOORFIELD BRINDLEY 100 S.Á.R.L.                                                                                     (3)

HINES-MOORFIELD BRINDLEY 3 S.Á.R.L.                                                                                   (4)

HINES-MOORFIELD BRINDLEY 4 S.Á.R.L.                                                                                   (5)

HINES-MOORFIELD BRINDLEY 5 S.Á.R.L.                                                                                   (6)

HINES-MOORFIELD BRINDLEY 6 S.Á.R.L.                                                                                   (7)

and

HINES-MOORFIELD BRINDLEY 9 S.Á.R.L.                                                                                   (8)

AGREEMENT FOR SALE of land and buildings at Brindleyplace, Birmingham

CONTENTS
Clause                      Heading

1                      Definitions and Interpretation
2                      Agreement for Sale and Purchase
3                      Condition Precedent
4                      Price
5                      Capital Allowances
6                      Deposit
7                      Completion Arrangements
8                      Vacant Possession
9                      Title
10                      Specific matters subject to which the Properties are sold
11                      General matters subject to which the Properties are sold
12                      Transfer
13                      Insurance
14                      Misrepresentation
15                      Costs
16                      VAT
17                      Money Laundering Regulations/United States Filing Requirements
18                      Employees
19                      Completion Documents
20                      EPCs
21                      Incorporation of Schedules
22                      Contracts (Rights of Third Parties) Act 1999
23                      Commercial Conditions
24                      Notices
25                      Land Registration Act 2002
26                      Announcements
27                      Confidentiality
28                      Governing Law and Jurisdiction
29                      Intellectual Property
30                      Non Merger
Part 2 - Income and outgoings
5                      Rent deposits
Schedule 4                      Pending rent reviews
Schedule 5                      Value added tax Transfer of a going concern
Schedule 6                      Form of election under section 198 of the Capital Allowances Act 2001
Schedule 7                      Environmental liabilities
1                      Scope of this Schedule
3                      Contracts capable of assignment
4                      Contracts not capable of assignment

DATED                                                                                                                     2010

PARTIES

(1)
BRINDLEYPLACE NOMINEE LIMITED (company number 4845749) and BRINDLEYPLACE CO-NOMINEE LIMITED (company number 4845777) whose registered offices are at 5 Albany Courtyard Piccadilly London W1J 0HF ("the First Seller");

(2)
BRINDLEYPLACE (HEADLEASE) LIMITED (company number 4412525) and BRINDLEYPLACE (HEADLEASE) (NO 2) LIMITED (company number 4412539) both of whose registered offices are at 5 Albany Courtyard Piccadilly London W1J 0HF ("the Second Seller");

(3)	HINES-MOORFIELD BRINDLEY 100 S.Á.R.L.. (registered in Luxembourg) of 205, route d’Arlon L-1550 Luxembourg, Grand Duché de Luxembourg (“the First Buyer”);

(4)	HINES-MOORFIELD BRINDLEY 3 S.Á.R.L.. (registered in Luxembourg) of 205, route d’Arlon L-1550 Luxembourg, Grand Duché de Luxembourg (“the Second Buyer”);

(5)	HINES-MOORFIELD BRINDLEY 4 S.Á.R.L.. (registered in Luxembourg) of 205, route d’Arlon L-1550 Luxembourg, Grand Duché de Luxembourg (“the Third Buyer”);

(6)	HINES-MOORFIELD BRINDLEY 5 S.Á.R.L.. (registered in Luxembourg) of 205, route d’Arlon L-1550 Luxembourg, Grand Duché de Luxembourg (“the Fourth Buyer”);

(7)	HINES-MOORFIELD BRINDLEY 6 S.Á.R.L.. (registered in Luxembourg) of 205, route d’Arlon L-1550 Luxembourg, Grand Duché de Luxembourg (“the Fifth Buyer”); and

(8)	HINES-MOORFIELD BRINDLEY 9 S.Á.R.L.. (registered in Luxembourg) of 205, route d’Arlon L-1550 Luxembourg, Grand Duché de Luxembourg (“the Sixth Buyer”).

OPERATIVE PROVISIONS

1	Definitions and Interpretation

1.1	In this Agreement:

"Actual Completion" means completion of the sale and purchase of the Properties, whether or not it takes place on the Completion Date (referred to in the Commercial Conditions as "the date of actual completion'').

“Beneficial Owner” means Brindleyplace Limited Partnership acting by its general partner Brindleyplace General Partner Limited.

"Buyers" means together the First Buyer, the Second Buyer, the Third Buyer, the Fourth Buyer, the Fifth Buyer and the Sixth Buyer and the Buyer means any one of them.

"Buyers' Solicitors" means Berwin Leighton Paisner LLP of Adelaide House, London Bridge, London, EC4R 9HA (ref CDEP/21879/11) or such other firm of lawyers whose details have been notified in writing to the other parties to this Agreement by the Buyers.

"CAA" means the Capital Allowances Act 2001.

“Certificates” means:

(a)
a certificate signed by the proprietor for the time being of the estate registered under title number WM879003 or the solicitor acting for the said proprietor stating that the provisions of clause 8.4 of a deed dated 18 April 2008 referred to in entry 9 of the Proprietorship Register of title number WM491380 have been complied with; and

(b)
a certificate signed by the proprietor for the time being of the estate registered under title numbers WM824195 and WM829976 or the solicitor acting for the said proprietor stating that the provisions of clause 2.3 of the deed dated 18 April 2008 referred to in entry 8 of the Proprietorship Register to title number WM491380 have been complied with or do not apply.

"Commercial Conditions" means the conditions in part 1 of the Standard Commercial Property Conditions (Second Edition), and Commercial Condition is to be construed accordingly.

"Completion Date" means the date specified in clause 3.

"Completion Time" means 2.00 pm.

"Contract Rate" means an interest rate equal to 4% over the base rate of Barclays Bank PLC from time to time; Commercial Condition 1.1.1(e) is varied accordingly.

"Deed of Assignment of Arrears" means a deed in the agreed form at Appendix 1.

"Deeds of Covenant" means the deeds of covenant to be entered into by the First Buyer in the agreed forms at Appendix 8.

"Eighth Property" means the leasehold land described in Schedule 1, Part 8 (Eighth Property) and (as the context may require) a part of it.

"Eleventh Property" means the leasehold land described in Schedule 1, Part 11 (Eleventh Property) and (as the context may require) a part of it.

“EPC” means an energy performance certificate and recommendation report (as those terms are defined in the EPC Regulations).

“EPC Regulations” means the Energy Performance of Buildings (Certificates and Inspections) (England and Wales) Regulations 2007.

"Estate" means the Brindleyplace estate of which the Properties form part and which is defined in the Sellers’ Leases.

"Fifth Property" means the leasehold land described in Schedule 1, Part 5 (Fifth Property) and (as the context may require) a part of it.

"First Property" means the leasehold land described in Schedule 1, Part 1 (First Property) and (as the context may require) a part of it.

"Fixtures" means all Special Rate Fixtures and Non Integral Features Fixtures within the Properties.

"Fourth Property" means the leasehold land described in Schedule 1, Part 4 (Fourth Property) (and as the context may require) a part of it.

“IPR” means all copyright and rights in the nature of copyright, design rights, trade marks or applications for any of the above whether or not registered or capable of registration and whether subsisting in the United Kingdom or any other part of the world relating to and/or including the name of “BrindleyPlace” which the Sellers have any interest in.

"Leases" means the leases, supplemental deeds, deeds of variation and licences subject to which the First Seller and the Second Seller hold their respective interests in the Properties details of which are set out in Schedule 3 (Leases).

"Letter" means a duty of care letter to be given by Plowman Craven Limited to the Second Buyer in respect of the Second Property in the form at Appendix 2.

"Licence to Assign" means the form of licence to assign in respect of the Ninth Property and the Eleventh Property annexed to this Agreement.

"Ninth Property" means the leasehold land described in Schedule 1, Part 9 (Ninth Property) and (as the context may require) a part of it.

"Non Integral Features Fixtures" means items other than Special Rate Fixtures which are fixtures for the purposes of Chapter 14, Part 2 CAA.

"Price" means the price for the Properties as defined in Clause 4 (Price).

"Properties" means collectively the First Property, the Second Property, the Third Property, the Fourth Property, the Fifth Property, the Sixth Property, the Seventh Property, the Eighth Property, the Ninth Property, the Tenth Property, the Eleventh Property and the Twelfth Property and reference to a "Property" shall be to any one of them as appropriate.

“Relevant Date” means the relevant date as defined in article 5 of the Value Added Tax (Special Provisions) Order 1995 (S.I. 1995/1268)

“Relevant Property” means, in relation to a Buyer, the Property to be acquired by that Buyer pursuant to this Agreement.

"Second Property" means the leasehold land described in Schedule 1, Part 2 (Second Property) and (as the context may require) a part of it.

"Sellers" means together the First Seller and the Second Seller.

"Sellers’ Eighth Lease" means the lease under which the First Seller holds its interest in the Eighth Property details of which are set out in Schedule 2, Part 8 (Particulars of the Sellers’ Eighth Lease).

"Sellers’ Eleventh Lease" means the lease under which the Second Seller holds its interest in the Eleventh Property details of which are set out in Schedule 2, Part 11 (Particulars of the Sellers’ Eleventh Lease).

"Sellers’ Fifth Lease" means the lease under which the First Seller holds its interest in the Fifth Property details of which are set out in Schedule 2, Part 5 (Particulars of the Sellers’ Fifth Lease).

"Sellers’ First Lease" means the lease under which the Second Seller holds its interest in the First Property details of which are set out in Schedule 2, Part 1 (Particulars of the Sellers’ First Lease).

"Sellers’ Fourth Lease" means the lease under which the First Seller holds its interest in the Fourth Property details of which are set out in Schedule 2, Part 4 (Particulars of the Sellers’ Fourth Lease).

"Sellers’ Leases" means collectively the Sellers’ First Lease, the Sellers’ Second Lease, the Sellers’ Third Lease, the Sellers’ Fourth Lease, the Sellers’ Fifth Lease, the Sellers’ Sixth Lease, the Sellers’ Seventh Lease, the Sellers’ Eighth Lease, the Sellers’ Ninth Lease, the Sellers’ Tenth Lease, the Sellers’ Eleventh Lease and the Sellers’ Twelfth Lease and reference to a "Sellers’ Lease" shall be to any one of them as appropriate.

"Sellers’ Ninth Lease" means the lease under which the Second Seller holds its interest in the Ninth Property details of which are set out in Schedule 2, Part 9 (Particulars of the Sellers’ Ninth Lease).

"Sellers’ Second Lease" means the lease under which the First Seller holds its interest in the Second Property details of which are set out in Schedule 2, Part 2 (Particulars of the Sellers’ Second Lease).

"Sellers’ Seventh Lease" means the lease under which the First Seller holds its interest in the Seventh Property details of which are set out in Schedule 2, Part 7 (Particulars of the Sellers’ Seventh Lease).

"Sellers’ Sixth Lease" means the lease under which the First Seller holds its interest in the Sixth Property details of which are set out in Schedule 2, Part 6 (Particulars of the Sellers’ Sixth Lease).

"Sellers’ Tenth Lease" means the lease under which the First Seller holds its interest in the Tenth Property details of which are set out in Schedule 2, Part 10 (Particulars of the Sellers’ Tenth Lease).

"Sellers’ Twelfth Lease" means the lease under which the First Seller holds its interest in the Twelfth Property details of which are set out in Schedule 2, Part 12 (Particulars of the Sellers’ Twelfth Lease).

"Sellers’ Solicitors" means Wragge & Co LLP of 55 Colmore Row, Birmingham, B3 2AS or such other firm of lawyers whose details have been notified in writing to the other parties to this Agreement by the Sellers.

"Sellers’ Third Lease" means the lease under which the First Seller holds its interest in the Third Property details of which are set out in Schedule 2, Part 3 (Particulars of the Sellers’ Third Lease).

"Seventh Property" means the leasehold land described in Schedule 1, Part 7 (Seventh Property) and (as the context may require) a part of it.

"Sixth Property" means the leasehold land described in Schedule 1, Part 6 (Sixth Property) and (as the context may require) a part of it.

"Special Rate Fixtures" means items referred to in section 28 CAA (thermal insulation) or section 33A CAA (integral features).

"Tenth Property" means the leasehold land described in Schedule 1, Part 10 (Tenth Property) and (as the context may require) a part of it.

"Third Property" means the leasehold land described in Schedule 1, Part 3 (Third Property) and (as the context may require) a part of it.

"TOGC" means a transfer of a business (or part of a business) as a going concern for the purposes of section 49 VATA and article 5 of the Value Added Tax (Special Provisions) Order 1995.

"Transaction" means the transaction effected by this Agreement and all related documents to be executed in accordance with this Agreement.

"Twelfth Property" means the leasehold land described in Schedule 1, Part 12 (Twelfth Property) and (as the context may require) a part of it.

"VAT" means value added tax.

"VATA" means Value Added Tax Act 1994.

1.2	Where a party is placed under a restriction in this Agreement, the restriction is to be deemed to include the obligation on that party not to permit infringement of the restriction.

1.3	The Clause and paragraph headings are for ease of reference only and are not to be taken into account in the interpretation of the provisions to which they refer.

1.4	Unless the context otherwise requires, references:

(a)	to defined terms are references to the relevant defined term in Clause 1 (Definitions and Interpretation) of this Agreement;

(b)	to numbered Clauses and Schedules are references to the relevant Clause in, or Schedule to, this Agreement; and

(c)	to a numbered paragraph in a Schedule are references to the relevant paragraph in that Schedule.

1.5	Words denoting the singular include the plural meaning and vice versa.

1.6
References to any statutes or statutory instruments include any statute or statutory instrument amending, consolidating or replacing them respectively from time to time in force, and references to a statute include statutory instruments and regulations made pursuant to it.

1.7	Words importing one gender include both other genders.

1.8
References to "liability" include, where the context allows, claims, demands, proceedings, damages, loss, costs and expenses, and that interpretation is to be given in any document using the term entered into pursuant to this Agreement.

1.9	References to "relevant associate" and "relevant group member" are to be construed in accordance with paragraph 3 schedule 10 to the VATA, and paragraph 21 schedule 10 to the VATA, respectively.

1.10	References to "option to tax" and to a person "exercising the option to tax" (and similar expressions) are to be construed in accordance with schedule 10 to the VATA.

1.11	References to use of the Properties (or similar expressions) "for a relevant charitable purpose" are to be construed in accordance with paragraphs 7 and 33 schedule 10 to the VATA.

1.12	References to use of the Properties (or similar expressions) "for a relevant residential purpose" are to be construed in accordance with paragraphs 6 and 33 schedule 10 to the VATA.

2	Agreement for Sale and Purchase

2.1	The Sellers are to sell and the Buyers are to buy the Properties in accordance with Schedule 8.

2.2	The interests to be sold are leasehold under the Sellers' Leases.

2.3	The sale includes the Fixtures but subject to the right of a tenant to remove tenant's and trade fixtures and fittings.

2.4	Subject to clause 2.5, the Buyers shall be obliged to complete notwithstanding damage to or destruction of the Properties.

2.5
If at any time prior to the Completion Date the whole or substantially the whole of the Estate shall be damaged or destroyed so as to be unfit for beneficial occupation or use, then the Buyers on written notice to the Sellers may elect to determine this Agreement with immediate effect whereupon this Agreement shall automatically cease and determine and be of no further force or effect whatsoever (but without prejudice to the rights of any party in respect of any prior breach or breaches by any other party of the terms of this Agreement) and the Sellers shall return the deposit monies referred to in clause 6 to the Buyers together with all interest actually accrued thereon within five working days of receipt of the said notice.

3	Condition Precedent

3.1           Commercial Condition 10.3 does not apply:

(a)	“Completion Date” means the fourth working day after the Unconditional Date;

(b)	“Condition Precedent” means receipt of Limited Partner Consent;

(c)
“Limited Partner Consent” means a letter in the form at Appendix 3 addressed to the Buyers confirming that votes have been cast in favour of the sale and purchase of the Properties pursuant to this Agreement from limited partners of the Partnership holding together at least fifty point zero one per centum (50.01%) of the voting capital of the Partnership;

(d)	“Long Stop Date” means five weeks from the date of this Agreement;

(e)	“Partnership” means The Brindleyplace Limited Partnership;

(f)	“Unconditional Date” means the first working day after the Condition Precedent has been satisfied in full.

3.2	Completion is conditional on the Unconditional Date occurring on or prior to the Long Stop Date.

4	Price

The Price for the Properties is one hundred and eighty six million two hundred thousand pounds (£186,200,004) allocated between the Properties as follows:

(a)	First Property one pound (£1);

(b)	Second Property thirty four million five hundred thousand pounds (£34,500,000);

(c)	Third Property forty three million pounds (£43,000,000);

(d)	Fourth Property twenty seven million eight hundred thousand pounds (£27,800,000);

(e)	Fifth Property thirty five million two hundred and fifty thousand pounds (£35,250,000);

(f)	Sixth Property three million two hundred and fifty thousand pounds (£3,250,000);

(g)	Seventh Property one pound (£1);

(h)	Eighth Property twenty million pounds (£20,000,000);

(i)	Ninth Property one pound (£1);

(j)	Tenth Property six hundred and fifty thousand pounds (£650,000);

(k)	Eleventh Property one pound (£1); and

(l)	Twelfth Property twenty one million seven hundred and fifty thousand pounds (£21,750,000).

5	Capital Allowances

5.1
The following provisions of this Clause 5 apply in respect of the capital expenditure on the provision of the Fixtures; the Standard Commercial Property Conditions (Second Edition) Part 2, B do not apply.

5.2	The Beneficial Owner and the Second Buyer are at Actual Completion jointly to make an election in the form in Schedule 6 (the “Election”) that the aggregate disposal value of:

(a)	the Non Integral Features Fixtures at the Second Property shall be £1,573,850; and

(b)	the Special Rate Fixtures at the Second Property shall be £1 and the Sellers undertake to procure that the Beneficial Owner does this

5.3
Each is to give notice of the Election to its inspector of taxes no later than two years after Actual Completion.  The Sellers undertake to procure that the Beneficial Owners shall not and the Buyers undertake not to vary or revoke the Election without the consent of the other, and the Sellers and the Second Buyer are to co-operate and take all steps reasonably required to give proper effect to the Election and the Sellers undertake to procure that the Beneficial Owner similarly co-operates and takes all steps reasonably required.

5.4	The Sellers are to provide the Buyers (at the Buyers’ cost) with all reasonable assistance in helping the Buyers to prepare their capital allowances claims for the Fixtures.

6	Deposit

The Buyers are to pay a deposit of £18,620,000 (eighteen million six hundred and twenty thousand pounds) to the Sellers’ Solicitors as stakeholder no later than the signing of this Agreement. Commercial Condition 2.2 shall not apply and the deposit is to be held by the Sellers’ Solicitors on terms that accrued interest shall belong to the Buyers.

7	Completion Arrangements

7.1
Completion is to take place on the Completion Date and before the Completion Time at the offices of the Sellers’ Solicitors, or elsewhere as they may reasonably direct.  Commercial Condition 8.1.1 is varied accordingly.

7.2	On the Completion Date, the Buyers shall pay the Price to the Sellers.

7.3	On the Completion Date, the Sellers shall pay to the Buyers £250,000 which reflects the unexpired residue of any rent free periods in respect of the Properties.

7.4
The Buyers are to pay the money due on completion by direct credit to the Sellers’ Solicitors’ account at Lloyds TSB, 125 Colmore Row, Birmingham, Account 00660947, Sort Code 30-00-03. The money is to be treated as paid to the Sellers at the time that it is received in that bank account.

7.5
If the money due on completion is received after the Completion Time, completion is to be treated for the purposes only of Commercial Conditions 8.3 and 9.3 as taking place on the next working day as a result of the Buyers' default.  Commercial Condition 8.1.2 is varied accordingly.

8	Vacant Possession

Subject to Clause 11.1 the sale is with vacant possession of those parts of the Property not held subject to the Leases at the time of Actual Completion.

9	Title

9.1
Title to the Properties as at the date of this Agreement has been deduced by the Sellers to the Buyers and consists of official copy entries on the register dated 27 May 2010 and the Buyers are not entitled to raise any objection to or requisition on the title to the extent that it has been deduced except those in relation to the usual pre-completion searches and pre-completion requisitions.

9.2	The Sellers sell with full title guarantee; Commercial Condition 6.6.2 does not apply.

10	Specific matters subject to which the Properties are sold

10.1	The Properties are affected by and sold subject to the Leases.

10.2
The Buyers or the Buyers’ Solicitors have been supplied with official copy entries relating to the title to the Properties dated 27 May 2010 and copies of the Leases. The Buyers are to be treated as entering into this Agreement knowing and fully accepting those terms and may not raise any objection to or requisition on them save in respect of any matter that arises (not previously disclosed) as a consequence of the Buyers' pre-completion searches against the registered titles to the Properties.

11	General matters subject to which the Properties are sold

11.1	The Sellers are respectively selling the Properties free from encumbrances other than:

(a)	the encumbrances referred to in Commercial Condition 3.1.2 (as varied by Clause 11.3); and

(b)	any unregistered interests which override registered dispositions under schedule 3 of the Land Registration Act 2002.

11.2
Nothing in Clause 11.1 affects the duty of the Sellers to make disclosure of any latent defect in title of which either of the Sellers is aware or of which the Sellers have the reasonable means of knowledge.

11.3	With respect to encumbrances subject to which the Properties are being sold, Commercial Condition 3.1.2(c) is replaced by the following condition:

"(c)	those which the Seller does not and could not reasonably know about even if discovered before completion".

12	Transfer

12.1	The transfers of each of the Properties shall be in the forms at Appendix 4.

12.2	Commercial Condition 3.3 does not apply.

13	Insurance

13.1	The Sellers are to maintain in force the insurance of the Properties until Actual Completion (unless it is maintained by a tenant of any of the Properties) and Commercial Condition 7.1.2 applies but:

(a)	the Sellers are not responsible to the Buyers for any deficiency in the amount insured or inadequacy of the risks covered;

(b)	Commercial Condition 7.1.2(d) does not apply if the interest in the Properties of a contractual purchaser is covered by the terms of the policy; and

(c)
the Buyers are only entitled to credit against their obligation in Commercial Condition 7.1.3 to pay to the Sellers a proportionate part of the premium which the Sellers paid in respect of the period from the date of this Agreement to Actual Completion of so much of the amount paid by the tenants to the Sellers towards the premium for that period. Accordingly, Commercial Condition 7.1.3 is varied.

13.2
The Sellers are to pay any refund of premium they receive to the Buyers to be held on trust for the relevant tenant in proportion to the premium which that tenant had paid to the Sellers in advance.  Commercial Condition 7.1.2(g)(ii) does not apply.

14	Misrepresentation

14.1
The Buyers acknowledge that no statement or representation, whether oral or written, previously made to them, or any person concerned on their behalf, by or for the Sellers, their agents or solicitors, has induced them to enter into this Agreement, apart from the written replies of the Sellers’ Solicitors to written enquiries raised by the Buyers' Solicitors.

14.2
Liability of the Sellers and any remedy of the Buyers at law, in equity or under statute in respect of such a statement or representation innocently made, or for implied warranty, apart from the written replies of the Sellers’ Solicitors to written enquiries raised by the Buyers' Solicitors, is excluded.

15	Costs

Each party is responsible for its own professional costs relating to the preparation and implementation of this Agreement.

16	VAT

16.1	Commercial Condition 1.4 does not apply.

16.2
Any consideration paid or given for taxable supplies of goods or services under or in connection with this Agreement is to be treated as exclusive of VAT.  The recipient of any such supply is, in addition to the consideration for the supply, to pay to the supplier an amount equal to any VAT which is chargeable in respect of the supply in question on the later of:

(a)	the day on which the consideration for the supply is paid or given; and

(b)	production of a proper VAT invoice.

16.3
(a)
If VAT is charged where it properly ought not to have been, the party to this Agreement who is the recipient of that VAT (the "recipient'') is on demand to pay an amount equal to such VAT and is to issue to the party to this Agreement who paid that VAT an appropriate credit note.

(b)
Where the incorrect charging of VAT is attributable to a breach of this Agreement by the recipient then the recipient is to pay interest at a rate equal to 2% over the base rate of Barclays Bank PLC from time to time on the amount payable under Clause 16.3(a) from the date that that VAT was paid to the recipient until the date repayment is made under Clause 16.3(a).

16.4
The parties consider that, in mutual reliance on each others' warranties and undertakings in Schedule 5 (Value added tax Transfer of a going concern), the sale and purchase of the Properties other than the First Property, the Ninth Property and the Eleventh Property will constitute TOGCs; the Standard Commercial Property Conditions (Second Edition) Part 2, A do not apply.

16.5
The Seller warrants that it has opted to tax the First Property, and that option will not be revoked prior to Completion.  Schedule 5 to this Agreement does not apply to the transfer of the First Property.  Reference to ‘Property’ in Schedule 5 to this Agreement does not constitute a reference to the First Property.

17	Money Laundering Regulations/United States Filing Requirements

17.1
The Sellers and the Sellers’ Solicitors are not obliged to accept a payment under this Agreement unless it is remitted by or drawn on an institution which carries on activities of the nature listed in regulation 2(2)(a) of The Money Laundering Regulations 2003 (SI 2003 No 3075) and which is covered by the EC Money Laundering Directive (Directive 91/308/EEC on prevention of the use of the financial system for the purposes of money laundering, as amended by Directive 2001/97/EC).

17.2	A payment made other than in accordance with the provisions of this Clause 17 (Money laundering regulations) may be rejected as payment not made in accordance with the terms of this Agreement.

17.3
The Sellers shall provide to Buyers (at Buyer’s expense) copies of such factual information as may be reasonably requested by the Buyers, and are in the possession or control of the Sellers, or its property manager or accountants, to enable the Buyers’ auditor (Deloitte & Touche LLP or any successor auditor selected by the Buyers) to conduct an audit of the income statements of the Properties for the year in which completion occurs plus up to the three prior years.  The Buyers shall be responsible for all out-of-pocket costs associated with this audit. Without limiting the foregoing:

(a)	at the Buyers’ expense, the Sellers shall provide such documentation as the Buyers or their auditor may reasonably request in order to complete its audit; and

(b)
the Sellers shall furnish to the Buyers such financial and other information as may be reasonably required by the Buyers or any affiliated company of the Buyers to make any required filings with the Securities and Exchange Commission or other US governmental authority provided that the foregoing obligations of the Sellers shall be limited to providing such information or documentation as may be in the possession of, or reasonably obtainable by the Sellers, its property manager or accountants, at no material cost to the Sellers, and in the format that the Sellers (or its property manager or accountants) have maintained such information.

18	Employees

The Sellers warrant that there are no persons and liabilities in respect of any persons which would transfer to the Buyers pursuant to the Transaction by virtue of the Transfer of Undertakings (Protection of Employment) Regulations 2006.

19	Completion Documents

19.1	Simultaneously with the transfer of the Properties to the Buyers the Sellers shall:

(a)
assign (or procure the assignment) to the relevant Buyers of the benefit of the warranties and other construction documents listed in the Schedules to the deeds of assignment annexed at Appendix 5; and

(b)	procure the issue of the Letter;

(c)	provide duly executed and dated forms DS1 in respect of any registered charges against the Properties in the forms annexed at Appendix 14; and

(d)	provide a Licence to Assign, duly executed by the Second Seller.

19.2
In respect of each of the Properties, the Sellers shall provide to the relevant Buyer on Actual Completion a rent authority letter in respect of each of the Leases in the form attached at Appendix 6, with such changes as may be agreed between the parties (all parties acting reasonably).

19.3	On completion, each Buyer is to procure a signed legal opinion letter in favour of the Sellers in substantially the form attached at Appendix 7.

19.4	The First Buyer shall provide to the Sellers signed Deeds of Covenant two working days prior to the Completion Date.

19.5	On completion, the Sellers shall date the Deeds of Covenant and shall procure that the Certificates are provided to the First Buyer.

19.6
None of the parties shall be obliged to complete the sales and purchases agreed in this Agreement unless simultaneously they each comply with their obligations in Clause 19.1, Clause 19.2 to Clause 19.4 (inclusive).

20	EPCs

The Sellers shall procure that EPCs in respect of the Fourth Property, the Fifth Property, the Eighth Property and the Tenth Property shall be provided to the Buyers as soon as reasonably practicable following completion.

21	Incorporation of Schedules

The provisions of the Schedules are to apply.

22	Contracts (Rights of Third Parties) Act 1999

Unless the right of enforcement is expressly provided, it is not intended that a third party should have the right to enforce provisions of this Agreement under the Contracts (Rights of Third Parties) Act 1999.

23	Commercial Conditions

This Agreement incorporates the Commercial Conditions. In case of conflict between this Agreement and the Commercial Conditions, this Agreement prevails.

24	Notices

24.1	A notice or document is not validly given or sent under this Agreement by email; Commercial Conditions 1.3.3(b), 1.3.5(c) and 1.3.7(e) do not apply.

24.2
In Commercial Condition 8.8.1 the following wording is to be added after "notice to complete": "whereupon that other party is to become liable for the reasonable and proper legal costs of preparation and service of that notice".

25	Land Registration Act 2002

The Buyers shall promptly submit to HMRC all necessary land transaction return forms and shall apply to the Land Registry to register the relevant Buyer as proprietor of the estate comprised in the Sellers' Leases within five working days of receipt of forms SDLT5.  The Buyers shall as soon as practicable comply with any requisitions raised by the Land Registry. Within five working days after registration of the transfer of the Properties, the Buyers are to provide the Sellers with official copy entries of the registers or other reliable evidence of the registration of the Buyers as proprietor of the estates transferred.

26	Announcements

26.1
Subject to clause 26.3, neither the Sellers nor the Buyers shall issue any press release or make any public statement which (in any such case) relates in any way to the Transaction (or any part of it) without the prior written consent of the other party (such consent not to be unreasonably withheld or delayed) as to its content and the manner, timing and extent of its publication.

26.2
The parties shall as soon as reasonable practicable following the date of this Agreement consult together upon the form of the press release or statement (as the case may be) and the non-issuing party shall promptly provide such information and comment as the issuing party may from time to time reasonably request.

26.3
No prior consent as provided for in clause 26.1 shall be required if any such press release or the issue of any such public statement is required to be made (or any information or matter relating to the Transaction (or any part or parts of it) is required to be supplied):

(a)	by virtue of the rules made by and the requirements of the UK Listing Authority, the London Stock Exchange or the Panel on Takeovers and Mergers; or

(b)	by any court or governmental or administrative authority competent to require the same; or

(c)	to any shareholder or unitholder of a party; or

(d)	by any law or regulation (including for the avoidance of doubt United States securities laws, rules and regulations);

but the parties shall each seek to comply with  their respective obligations in clause 26.2 to the extent that it is reasonably practicable to do so.

27	Confidentiality

27.1
Except as provided in clauses 26.1 – 26.3 inclusive, each party shall at all times keep strictly confidential and not use or otherwise disclose (other than in connection with the performance of its respective obligations under the documentation effecting the Transaction and any Land Registry applications):

(a)	any information supplied to it by any other party (or any agent, servant, representative or employee of any other party) in relation to the Transaction; and

(b)	the terms of any documentation which relates in any way to the Transaction.

27.2	Notwithstanding clause 27.1, any party to this agreement shall be entitled to disclose details of any information or matters contained or referred to herein which is or are required to be disclosed:

(a)	by virtue of the rules made by and the requirements of the London Stock Exchange or the Panel on Takeovers and Mergers or any similar body or organisation;

(b)	by any court or governmental or administrative authority competent to require the same;

(c)	by any law or regulation (including for the avoidance of doubt United States securities laws, rules and regulations);

(d)
to those of its officers and employees who require disclosure of such information or matters to carry out their duties PROVIDED THAT such officers and employees shall be made aware of the provisions of this clause 27 and the relevant party shall take all reasonable steps to ensure they comply therewith;

(e)	to its professional advisers and consultants who require disclosure of such information or matters to carry out their duties as professional advisers or consultants;

(f)
to any group company of a party PROVIDED THAT such group company shall be made aware of the provisions of this clause 27 and the relevant party shall take all reasonable steps to ensure they comply therewith;

(g)	to any shareholder or unitholder of a party;

(h)
to any bank or financial institution from whom the party is seeking or obtaining financing in connection with the Transaction PROVIDED THAT such bank or financial institution shall be made aware of the provisions of this clause 27 and the relevant party shall ensure reasonable steps are taken to ensure they comply therewith.

27.3	The provisions of clause 27.1 shall not apply to any information:

(a)	which is known to a party prior to any disclosure under this agreement and can be demonstrated to have been so known; or

(b)	to the extent such information has been received from a third party without a duty of confidence; or

(c)
to the extent that such information has become generally available to the public otherwise than as a result of a breach of this clause 27 by the party seeking to disclose the information or matter in question.

27.4	Each party:

(a)
understands that in the event of any breach of this clause 27 the other party or parties could suffer serious loss and as a result, the provisions of this clause 27 will continue for a period of two years;

(b)
shall be liable for any breach of any of the terms of this clause 27 by its or their respective directors, officers and employees and each party shall fully indemnify and hold harmless each other against any losses, costs, claims, damages or expenses incurred as a result of the breach of any of the terms of this clause 27; and

(c)
acknowledges that any failure to enforce or to exercise at any time or for any period of time, any term or right arising under this clause 27 does not constitute, and shall not be construed as, waiver of such term or right and shall in no way affect the rights to enforce and exercise it.

27.5	The provisions of this clause 27 shall survive the termination of this agreement.

28	Governing Law and Jurisdiction

This Agreement and any dispute or claim arising out of or in connection with it or its subject matter, whether of a contractual or non-contractual nature, shall be governed by and construed in accordance with the law of England and Wales. The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement.

29	Intellectual Property

29.1
To the extent that the Sellers are legally able to do so, the Sellers will procure that the IPR together with the right to sue for past infringement of the IPR will be assigned to the Buyers on the date of Actual Completion.

29.2
To the extent that the Sellers are legally able to do so, the Sellers agree with the Buyers promptly to execute any further documents, perform any further acts and give any assistance as the Buyers may at any time require properly:

(a)	to complete or record the Buyers’ title to the IPR; or

(b)	to defeat any challenge to the validity of, or resolve any questions concerning, the IPR provided that the Sellers and any of the partners in the Partnership shall be permitted to use the term “Brindleyplace” (and any associated logos and images) in their publications and website content for the purpose of describing the Sellers and/or the Partnership as the original developer and owner of the Properties.

30	Non Merger

Notwithstanding completion of the sale and purchase of the Properties all the provisions of this Agreement shall continue in full force and effect to the extent that anything remains to be performed or obtained hereunder.

Signed by the duly authorised representatives of the parties on the date of this Agreement.

Schedule 1

Description of the Properties

Part 1 - First Property

Description:

All those premises situate at or known as Brindleyplace, Birmingham and all buildings from time to time on them or any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM491380

Part 2 - Second Property

Description:

All those premises situate at or known as Number Three Brindleyplace, Birmingham and all buildings from time to time on them or any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM682940

Part 3 - Third Property

Description:

All those premises situate at or known as Number Four Brindleyplace, Birmingham and all buildings from time to time on them or any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM767322

Part 4 - Fourth Property

Description:

All those premises situate at or known as Number Five Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM625319

Part 5 – Fifth Property

Description:

All those premises situate at or known as Number Six Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM771278

Part 6 – Sixth Property

Description:

All those premises forming ground floor of Number Six Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM781841

Part 7 – Seventh Property

Description:

All those premises situate at or known as the additional restaurant area at Number Six Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM964812

Part 8 – Eighth Property

Description:

All those premises situate at or known as Number Nine Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM728645

Part 9 – Ninth Property

Description:

All those premises forming part of basement and ground floor Number Nine Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM729814

Part 10 – Tenth Property

Description:

All those premises situate at or known as the Café Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM771271

Part 11 – Eleventh Property

Description:

All those premises forming the basement of the Café Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM771269

Part 12 –Twelfth Property

Description:

All those premises situate at or known as the Car Park Brindleyplace, Birmingham and any fixtures and fittings whenever fixed except those fixed by the tenant which are generally regarded as tenant's or trade fixtures.

Title No:

WM771273

Schedule 2

Provisions relating to the Sellers' Leases

Part 1 - Particulars of the Sellers' First Lease

Date	Document	Parties
19/09/1989	Application (plaint no 8914708)	Birmingham City Council (1) Brindleyplace plc (2)
20/09/1989	Order (plaint no 8914708)	Birmingham City Council (1) Brindleyplace plc (2)
10/11/1989	Lease of whole	Birmingham City Council (1) Brindleyplace plc (2) Rosehaugh plc (3) Merlin International Properties (UK) Limited (4)
21/06/1990	Deed of variation	Birmingham City Council (1) Brindleyplace plc (2)
14/10/1992	Deed of variation	Birmingham City Council (1) Brindleyplace plc (2) National Exhibition Centre Ltd (3)
30/11/1992	Deed of rectification variation and release	Birmingham City Council (1) Brindleyplace plc (2) Rosehaugh plc (3)
14/12/1992	Originating application (plaint no 9269600)	Birmingham City Council (1) Brindleyplace plc (2)
18/12/1992	Order (plaint no 9269600)	Birmingham City Council (1) Brindleyplace plc (2)
01/1994	Originating application	Birmingham City Council (1) Brindleyplace plc (2)
11/02/1994	Deed of variation	Birmingham City Council (1) Brindleyplace plc (2)
17/06/1994	Deed of variation and supplemental lease and memorandum	Birmingham City Council (1) Brindleyplace plc (2)
24/06/1994	Memorandum regarding lease
02/12/1994	Letter regarding insurance of 5 Brindleyplace from Birmingham City Council Legal Services to D J Freeman	Birmingham City Council (1) D J Freeman (2)
04/07/1995	Memorandum re: Oozells Street School Works	Birmingham City Council (1) Brindleyplace plc (2)
19/03/1997	Court Application and Order
21/04/1997	Lease	ADCL (1) Midlands Electricity Plc (2)
04/12/1996	Deed of surrender and variation	Birmingham City Council (1) ADC Ltd (2) Crosby Homes (Midlands) Ltd (3)
14/06/1999	Substation Lease	ADCL (1) Midlands Electricity Plc (2)
16/05/2002	Deed of Variation	Birmingham City Council (1) ADCL (2)
18/07/2002	Deed of release	Argent Development Consortium Limited (1) Britel Fund Trustees Ltd (2)
25/07/2002	Deed relating to Headlease in the Brindleyplace Estate (stamp duty deed)	Argent Development Consortium Limited (1) Argent Brindleyplace Investments Ltd (2)
30/07/2002	Trust Deed	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease) (No 2) Limited (1) Argent Development Consortium Limited (2)
31/07/2002	Form TR1 – Title No.WM491380
22/10/2003	Lease of whole	Brindleyplace Headlease & Brindleyplace Headlease (No 2) Ltd (1) Argent Estates Limited (2)
18/04/2008	Deed of Variation
Birmingham City Council (1)
Accor UK Busienss & Leisure Hotels Limited (2)
Land Securities Trillium (Hotels) Limited (3)
Brindleyplace (Headlease) Limited & Brindleyplace (Headlease) No.2 Limited (4)
The Royal Bank of Scotland plc (5)
Argent Estates Limited (6)
Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (7)

18/04/2008	Deed of Covenant	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease) (No.2) Limited (1) Argent Estates Limited (2)
18/04/2008	Deed of grant of easements and creation of covenants	WM491380, WM879003
18/04/2008	TP1	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease) (No.2) Limited (1) Argent Estates Limited (2)
18/04/2008	Deed of covenant	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease) (No.2) Limited (1) RBS (2)
28/09/2009	Deed of variation	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease) (No 2) Limited (1) Argent Estates Limited (2)

14/01/1992	Memorandum of agreement	Brindleyplace plc (1) West Midlands Passenger Transport Executive (2)
11/01/1992	Deed of grant	Birmingham City Council (1) Midlands Electricity plc (2)
10/05/1993	Deed of grant	British Waterways Board (1) Birmingham City Council (2)
10/05/1993	Deed of Grant	British Waterways Board (1) Birmingham City Council (2)
16/09/1994	Deed of variation	British Waterways Board (1) Birmingham City Council (2)
15/02/1994	Wayleave agreement and consent	Brindleyplace plc (1) Midlands Electricity plc (2)
01/08/1994	Deed of grant of an easement relating to a water main	Brindleyplace plc (1) Severn Trent Water Ltd (2)
26/08/1994	Deed of grant in respect of access and cables to land	Brindleyplace plc (1) Midlands Electricity plc (2)
21/02/1995	Deed of release	Birmingham City Council (1) Midlands Electricity plc (2)
11/11/1997	Deed of grant and variation	Argent Development Consortium Limited (1) Midlands Electricity Plc (2)
02/03/1998	Deed of grant	Argent Development Consortium Limited (1) BAPTL (2) Ionica Plc (3) Severn Trent Water (4)
08/04/2002	Deed of Grant	Argent Development Consortium Limited (1) Argent Estates Ltd (2) GPU Power Networks (UK) Plc (3)
29/07/2003	Licence for Access	Brindleyplace (Headlease) Ltd Brindleyplace (Headlease) (No 2) Ltd (1) British Waterways Board (2)

11/02/1994	Deed	Birmingham City Council (1) Brindleyplace plc (2)
16/09/1994	Deed of Variation	British Waterways Board (1) Birmingham City Council (2)
22/05/1996	Deed	Birmingham City Council (1) Argent Development Consortium Limited (2)

06/07/1894	Indenture	James Thomas Grice (1) The Mayor Aldermen and Citizens of the City of Birmingham (2)
06/10/1958	Conveyance	Wales Ltd (1) The Lord Mayor Alderman & Citizens of the City of Birmingham (2)
31/05/1960	Conveyance	Hoskins & Horton Ltd (1) Corporation of Birmingham (2)
30/09/1987	Agreement	Birmingham City Council (1) Meriot Hotels Ltd (2)
07/01/1988	Lease	Birmingham City Council (1) Kenneth George Hardeman (2)

26/12/1874	Conveyance	The London & North Western Railway Co (1) Miss Laura Price (2)
24/11/1993	Sale contract regarding Triangle site	Brindleyplace plc (1) Berkeley Homes (Midlands) Ltd (2) The Berkeley Group plc (3)
18/02/1994	Licence	Birmingham City Council (1) Brindleyplace plc (2) Berkeley Homes (Midlands) Ltd (3)
28/02/1994	Transfer of part	Brindleyplace plc (1) Berkeley Homes (Midlands) Ltd (2)
28/02/1994	Deed of Easement and Covenant	Brindleyplace plc (1) Berkeley Homes (Midlands) Ltd (2)
28/02/1994	Deed of Covenant	Brindleyplace plc (1) Berkeley Homes (Midlands) Ltd (2)
05/01/1996	Licence to assign	Birmingham City Council (1) Brindleyplace plc (2) ADCL (3)
29/07/2002	Licence to Assign Headlease	Birmingham City Council (1) ADCL (2) Brindleyplace Headlease Limited and Brindleyplace Headlease (No 2) Limited (3)
30/06/2010	Transfer	Birmingham Management Limited (1) Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (2)
30/06/2010	Transfer	Brindleyplace Plc (1) Brindleyplace (Headlease) Limited and Brindleyplace (Headlease) (No 2) Limited (2)

Part 2 - Particulars of the Sellers' Second Lease

Date	Document	Parties
24/07/1998	Car parking deed	ADC Ltd (1) Possfund Custodian Trustee Ltd (2)
24/07/1998	Underlease	ADC Ltd (1) Possfund Custodian Trustee Ltd (2)
05/08/1998	Assignment of managing agents appointment	ADC Ltd (1) Possfund Custodian Trustee Ltd (2)
04/07/2008	Licence to overhang	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limtied (1) and British Airways Pension Property Holdings Limited and British Airways Pension Property Holdings (Number 2) Limited (2)

Part 3 - Particulars of the Sellers' Third Lease

Date	Document	Parties
13/03/2002	Lease of Whole	ADCL (1) Four Brindleyplace Ltd (2)
13/03/2002	Car Parking Deed	ADCL (1) Four Brindleyplace Ltd (2)
13/03/2002	Supplemental Deed and Option	ADCL (1) Four Brindleyplace Ltd (2)
15/04/2002	Deed of Covenant relating to Car Parking Deed	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No. 2) Ltd (1) Four Brindleyplace Ltd (2)
24/05/2002	Transfer of Beneficial Interest	Four Brindleyplace Limited (1) Argent Brindleyplace Investments Limited (2)

26/05/2005	Tranche 2 Deed of covenant – Car Parking Deed	Brindleyplace Nominee Ltd Brindleyplace Co-Nominee Ltd (1) Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee Ltd (2)
26/05/2005	Tranche 2 Deed of covenant – Supplemental Deed	Brindleyplace Nominee Ltd Brindleyplace Co-Nominee Ltd (1) Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee Ltd (2)
26/05/2005	Tranche 2 Deed of covenant - lease	Brindleyplace Nominee Ltd Brindleyplace Co-Nominee Ltd (1) Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee Ltd (2)
27/05/2005	Tranche 2 Notice of Assignment	Brindleyplace Headlease Limited and Brindleyplace Headlease (No.2) Limited

Part 4 - Particulars of the Sellers’ Fourth Lease

Date	Document	Parties
13/10/1994	Lease of whole	Brindleyplace plc (1) Argent Group Investments plc (2)
20/03/1995	Supplemental deed	Brindleyplace plc (1) Argent Group Investments Plc (2)
15/12/1995	Supplemental lease, deed of variation and option	Brindleyplace plc (1) Number Five Brindleyplace plc (2)
15/12/1995	Deed of covenant	Brindleyplace plc (1) No 5 Brindleyplace Ltd (2)
16/12/1997	Deed of Variation and Car Parking Deed	Argent Development Consortium (1) No.5 Brindleyplace Ltd (2)
26/05/2005	Deed of covenant – lease	Brindleyplace (Headlease) Ltd & Brindleyplace (Headlease) (No 2) Ltd (1) Brindleyplace Nominee Ltd (1) Brindleyplace Co-nominee Ltd (2)

Part 5 - Particulars of the Seller's Fifth Lease

Date	Document	Parties
15/04/2002	Lease of Whole	ADCL (1) Six Brindleyplace Ltd and Six Brindleyplace (No 2) Ltd (2)
15/04/2002	Supplemental Deed and Option	ADCL (1) Six Brindleyplace Ltd and Six Brindleyplace (No 2) Ltd (2)
27/06/2002	Deed of Variation	ADCL (1) Six Brindleyplace Ltd and Six Brindleyplace (No.2) Ltd (2)

Part 6 - Particulars of the Seller's Sixth Lease

Date	Document	Parties
27/06/2002	Lease of ground floor	Six Brindleyplace Limited and Six Brindleyplace (No.2) Limited (1) ADC Leaseback Limited (2)
18/09/2002	Deed of Variation	The Royal Bank of Scotland plc (1) Six Brindleyplace Limited and Six Brindleyplace (No.2) Limited (2)
16/11/2002	Licence to Alter	The Royal Bank of Scotland plc (1) Six Brindleyplace Limited and Six Brindleyplace (No.2) Limited (2)

Part 7 - Particulars of the Seller's Seventh Lease

Date	Document	Parties
24/02/2009	Supplemental Lease	The Royal Bank of Scotland plc (1) Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (2)

 Part 8 - Particulars of the Seller's Eighth Lease

Date	Document	Parties
18/07/2000	Supplemental deed and option	ADC Ltd (1) Nine Brindleyplace Ltd (2)
18/07/2000	Lease of whole	ADC Ltd (1) Nine Brindleyplace Ltd (2)
18/07/2000	Car parking deed	ADC Ltd (1) Nine Brindleyplace Ltd (2)
08/04/2002	Deed of grant	ADCL (1) Argent Estates Limited (2) GPU Power Networks UK Plc (3)

Part 9 - Particulars of the Seller's Ninth Lease

Date	Document	Parties
18/07/2000	Lease of the ground and basement floors	Nine Brindleyplace Limited (1) Argent Development Consortium Limited (2)

Part 10 - Particulars of the Seller's Tenth Lease

Date	Document	Parties
15/04/2002	Agreement for Lease	ADCL (1) Café in the Square Brindleyplace Ltd and Café in the Square Brindleyplace (No 2) Ltd (2)
15/04/2002	Lease of Whole	ADCL (1) Café in the Square Brindleyplace Ltd and Café in the Square Brindleyplace (No 2) Ltd (2)
20/08/2003	Deed of assignment	ADC Ltd (1) Café in the Square Brindleyplace Ltd & Café in the Square Brindleyplace Ltd (No 2) Ltd (2)
14/05/1997	Application to contract out of new lease	ADCL (1) Pelican Group Plc (2)
29/10/1997	Lease	ADCL (1) Pelican Group Plc (2)
29/10/1997	Licence to alter	ADCL (1) Pelican Group Plc (2)
29/10/1997	Underlease	ADCL (1) Pelican Group Plc (2)
25/02/1998	Power of Attorney	Whitbread Plc
03/03/1998	Power of Attorney	Costa Limited
23/12/1998	Lease	ADCL (1) Costa Limited (2) Whitbread Plc (3)
23/12/1998	Deed of surrender	Pelican Group Plc (1) ADCL (2)

Part 11 - Particulars of the Seller's Eleventh Lease

Date	Document	Parties
15/04/2002	Lease of Whole	Café in the Square Brindleyplace Ltd and Café in the Square Brindleyplace (No 2) Ltd (1) ADCL (2)
31/07/2002	Plant room TR1	ADCL (1) Brindleyplace (Headlease) Limited and Brindleyplace (Headlease) (No 2) Limited (2)

Part 12 - Particulars of the Seller's Twelfth Lease

Date	Document	Parties
15/04/2002	Lease of Whole	ADCL (1) Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (2)
18/06/2002	Deed of Covenant relating to Supplemental Deed	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Seven Brindleyplace Ltd and Seven Brindleyplace (No 2) Ltd (2)
18/06/2002	Deed of Covenant relating to Supplemental Deed	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Eight Brindleyplace Ltd and Eight Brindleyplace (No 2) Ltd (2)
18/06/2002	Deed of Covenant relating to Supplemental Deed	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Ten Brindleyplace Ltd and Ten Brindleyplace (No 2) Ltd (2)
29/07/2003	Licence for Access	Canalside (Car Park) Brindleyplace Limited & Canalside (Car Park) Brindleyplace (No 2) Limited (1) British Waterways Board (2)

Schedule 3

Part 1 - Leases

First Property

All those leases and deeds and documents details of which are set out in the schedule of notices of leases in the registers of title number WM491380 with the exception of those leases referred to at entries 9 and 10 (which related to Oozells School and additionally the following:

Date	Document	Parties

21 June 1996	Underlease of Oozells School	Brindleyplace plc (1) Oozells Trading Limited (2)
21 June 1996	Underlease of external area in front of Oozells School	Brindleyplace plc (1) Oozells Trading Limited (2)

Second Property

Number Three (Grimley) – Ground and First Floors

Date	Document	Parties

30/10/1996	Agreement for lease	ADC Ltd (1) Grimley (2)
05/11/1996	Agreement re: car parking	ADC Ltd (1) Grimley (2)
16/06/1998	Lease 1 (ground floor)	ADC Ltd (1) Grimley (2)
16/06/1998	Lease 2 (1st floor)	ADC Ltd (1) Grimley (2)
16/06/1998	Car parking deed (multi-storey)	ADC Ltd (1) Grimley (2)
16/06/1998	Car parking deed A	ADC Ltd (1) Grimley (2)
16/06/1998	Car parking deed B	ADC Ltd (1) Grimley (2)
23/09/1998	Licence to Alter	Possfund Custodian Trustee Limited (1) GVA Grimley (2)
15/05/2001	Licence to Alter	Possfund Custodian Trustee Limited (1) GVA Grimley (2)
27/09/2002	Letter confirming agreement of terms	Consignia to GVA Grimley
03/12/2002	Deed of rectification of car parking deed A – ground floor	PCTL (1) GVA Grimley (2)
03/12/2002	Deed of rectification of car parking deed B – first floor	PCTL (1) GVA Grimley (2)
05/12/2002	Licence to alter (both within and outside demise) ground and first floors	PCTL (1) GVA Grimley (2)
09/07/2003	Memorandum of Review Licence Fee	Canalside (Car Park) Brindleyplace Limited and Canalside (Car Park) Brindleyplace (No.2) Limited(1) GVA Grimley (2)
26/02/2004	Rent review memo for car parking deed B	Three Brindleyplace Ltd and Three Brindleyplace (No 2) Ltd (1) GVA Grimley (2)
26/02/2004	Rent review memo	Three Brindleyplace Ltd and Three Brindleyplace (No 2) Ltd (1) GVA Grimley (2)
30/06/2004	Licence to assign ground floor	Three Brindleyplace Limited and Three Brindleyplace (No.2) Limited (1) A H C Voaden O J N Ogborn M R Corbett DW Henson (2) I M Stringer C Potter D J Room M J Whetstone (3)
30/06/2004	Licence to assign and deed of variation	Canalside (Car Park) Brindleyplace Limited and Canalside (Car Park) Brindleyplace (No.2) Limited(1) A H C Voaden O J N Ogborn M R Corbett DW Henson (2) I M Stringer C Potter D J Room M J Whetstone (3)
30/06/2004	Licence to assign Canalside re car parking deeds
Canalside (Car Park) Brindleyplace Limited and Canalside (Car Park) Brindleyplace (No.2) Limited (1)
A H C Voaden O J N Ogborn M R Corbett DW Henson (2)
I M Stringer C Potter D J Room M J Whetstone (3)

30/06/2004	Licence to assign 1st floor	Three Brindleyplace Limited and Three Brindleyplace (No.2) Limited (1) A H C Voaden O J N Ogborn M R Corbett DW Henson (2) I M Stringer C Potter D J Room M J Whetstone (3)
08/11/2004	TR1	A H C Voaden O J N Ogborn M R Corbett DW Henson (1) D J Room, M J Whetstone, I M Stringer, C Potter (2)
08/11/2004	Notice of dealing	Three Brindleyplace Ltd and Three Brindley Place (No 2) Ltd (1) A H C Voaden, O J N Ogborn, M R Corbett & D W Henson (2)
03/02/2006	Licence to Assign	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) D J Room, M J Whetstone, I M Stringer, C Potter (2) GVA Grimley LLP (3)
03/02/2006	Notice of Assignment of Lease LT21
15/04/2008	Rent Review Memorandum	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) GVA Grimley Ltd (2)
15/04/2008	Memorandum of review – licence fee – 50 spaces	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) GVA Grimley Ltd (2)
15/04/2008	Rent Review Memorandum – 12 car park spaces	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) GVA Grimley Ltd (2)
15/04/2008	Rent Review Memorandum – 13 car park spaces	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) GVA Grimley Ltd (2)
22/02/2010	Car parking licence	Brindleyplace General Partner Ltd (1) GVA Grimley Ltd (2)
Number Three (Regus) Floor 2
09/04/1998	Agreement for lease re: second floor	ADC Ltd (1) Regus (UK) Ltd (2) Regus Business Centre BV (3)
09/04/1998	Side Letter	DJ Freeman to Berwin Leighton
20/05/1998	Lease	ADC Consortium Ltd (1) Regus (UK) Ltd (2) Regus Business Centres BV (3)
20/05/1998	Car parking deed	ADC Ltd (1) Regus (UK) Ltd (2) Regus Business Centre BV (3)
09/09/1998	Licence to Alter	PCTL (1) Regus (UK) Limited (2) Regus Business Centre BV (3)
18/08/2004	Rent Review Memorandum	Three Brindleyplace Ltd and Three Brindleyplace (No 2) Ltd (1) Regus (UK) Limited (2)
27/11/2001	Deed of variation	PCTL (1) Regus (UK) Limited (2) Regus Business Centre BV (3)
07/12/2001	Memorandum to car parking deed	ADC Ltd (1) Regus (UK) Limited (2) Regus Business Centre BV (3)
08/03/2007	Memorandum of review licence fee	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (UK) Limited (2)
23/11/2009	Licence to Assign and Deed of Variation	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (UK) Limited (2) Regus (Birmingham Brindleyplace) Limited (3) Regus (UK) Limited (4)
17/02/2010	TR1 – second floor	Regus (UK) Limited (1) Regus (Birmingham Brindleyplace) Limited (2)
03/03/2010	Notice of Assignment	Brindleyplace Nominees Limited (1) Regus (Birmingham Brindleyplace) Limited (2)
30/04/2010	Landlord and Tenant Act Notice relating to Floors 2 and 3	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (Birmingham Brindleyplace) Limited (2)
30/04/2010	Landlord and Tenant Act Notice relating to Floors 2 and 3	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (UK) Limited (2)
30/04/2010	Statutory Declaration	Fiona Worrall on behalf of Regus (UK) Limited
30/04/2010	Statutory Declaration	Fiona Worrall on behalf of Regus (Birmingham Brindleyplace) Limited
30/04/2010	Deed of Variation and Agreement for Reversionary Lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) and Regus (Birmingham Brindleyplace) Limited (2) and Regus (UK) Limited
Undated	Letter concerning administration of Regus on 14 June 2010	Regus (Birmingham Brindleyplace) Ltd to Brindleyplace Nominee Ltd and Brindleyplace Co-nominee Ltd
Number Three (Post Office) Floors 3-7
19/12/1997	Agreement for lease re: Floors 3-7	ADC Ltd (1) The Post Office (2)
30/06/1998	Lease	ADC Ltd (1) The Post Office (2)
30/06/1998	Car parking deed	ADC Ltd (1) The Post Office (2)
01/10/1998	Licence to Alter	PCTL (1) The Post Office (2)
12/07/2001	Underlease 6th and 7th floors	Consignia plc (1) Regus (UK) Ltd (2) Regus plc (3)
12/07/2001	Licence to underlet and deed of variation underlease 6th and 7th floors	PCTL (1) Consignia plc (2) Regus (UK) Ltd (3) Regus plc (4)
12/07/2001	Licence to alter 6th and 7th floors	PCTL (1) Consignia plc (2) Regus (UK) Ltd (3) Regus plc (4)
31/10/2001	Claim form – part 8	Consignia Plc (1) Watson Wyatt Holding Ltd (2)
08/11/2001	Consent order – 5th floor	Consignia Plc (1) Watson Wyatt Holding Ltd (2)
16/11/2001	Licence to underlet – 5th floor	PCTL (1) Consignia plc (2) Watson Wyatt Holdings Ltd (3)
19/12/2001	Underlease – 5th floor	Consignia plc (1) Watson Wyatt Holdings Ltd (2) Watson Wyatt Partners (3)
20/12/2001	Licence to Alter (5th floor)	PCRL (1) Consignia PLC (2) Watson Wyatt Holdings Limited (3)
20.12.2001	Notice of underletting in respect of 5th floor	To Possfund Custodian Trustee Ltd
19/11/2003	Memorandum of review	Royal Mail Group plc (1) I Stringer and others (2)
17/05/2005	Licence to Assign	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Ltd (1) Royal Mail Group plc (2) Watson Wyatt Holdings Ltd (3) Watson Wyatt LLP (4)
31/10/2005	Side Letter	Argent Estates Ltd to Royal Mail Group Plc
31/10/2005	Rent Review Memorandum
05/04/2006	Deed of Surrender and Variation	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Royal Mail Group PLC (2)
9/08/2006	Licence to Assign	Brindleyplace Nominee Ltd & Brindleyplace Co-Nominee Ltd (1) Royal Mail Group plc (2) Ringley House LLP (3) Watson Wyatt Ltd (4)
10/07/2008	Licence to Assign and Authorised Guarantee Agreement of a Lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Royal Mail Group Limited (2) Land Securities Trillium (Nelson) Properties Limited (3)

03/10/2008	TR1	Royal Mail Group Limited (1) Land Securities Trillium (Nelson) Properties Ltd (2)
03/10/2008	Assignment of car parking deed	Royal Mail Group Limited (1) Land Securities Trillium (Nelson) Properties Ltd (2)
Number Three (Regus)- Floor 3
05/04/2006	Lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (UK) Limited (2)
05/04/2006	Letter and signed acknowledgement	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited to Regus (UK) Limited
19/03/2008	Licence to Alter	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (UK) Limited (2)
23/11/2009	Licence to Assign and Deed of Variation	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (UK) Limited (2) Regus (Birmingham Brindleyplace) Limited (3) Regus (UK) Limited (4)
17/02/2010	TR1 – third floor	Regus (UK) Limited (1) Regus (Birmingham Brindleyplace) Limited (2)
03/03/2010	Notice of Assignment	Brindleyplace Nominees Limited (1) Regus (Birmingham Brindleyplace) Limited (2)
30/04/2010	Landlord and Tenant Act Notice relating to Floors 2 and 3	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (Birmingham Brindleyplace) Limited (2)
30/04/2010	Landlord and Tenant Act Notice relating to Floors 2 and 3	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Regus (UK) Limited (2)
30/04/2010	Statutory Declaration	Fiona Worrall on behalf of Regus (UK) Limited
30/04/2010	Statutory Declaration	Fiona Worrall on behalf of Regus (Birmingham Brindleyplace) Limited
30/04/2010	Deed of Variation and Agreement for Reversionary Lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) and Regus (Birmingham Brindleyplace) Limited (2) and Regus (UK) Limited
Undated	Letter concerning administration of Regus on 14 June 2010	Regus (Birmingham Brindleyplace) Ltd to Brindleyplace Nominee Ltd and Brindleyplace Co-nominee Ltd
30/06/2010	Deed of Variation	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) and Regus (Birmingham Brindleyplace) Limited (2) and Regus (Birmingham Brindleyplace) Limited
Number Three (Management Engineers (UK) Ltd) - Floor 4
23/08/2007	Agreement for Lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Management Engineers (UK) Limited (2) Management Engineers GmbH & Co K.G. (3)
01/10/2007	Lease of Part	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Management Engineers (UK) Limited (2) Management Engineers GmbH & Co K.G. (3)
22/04/2008	Licence to Alter	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Management Engineers (UK) Limited (2) Management Engineers GmbH & Co K.G. (3)
04/07/2008	Licence to overhang	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) British Airways Pension Property Holdings Limited (2)

Third Property

Number Four - Bank Restaurant
20/04/2000	Licence to alter	ADCL (1) Bank Restaurant Birmingham Ltd (2) BGR Plc (3)
20/04/2000	Supplemental lease	ADCL (1) Bank Restaurant Birmingham Ltd (2) BGR Plc (3)
17/04/2000	Letter	ADCL to Bank Restaurant Birmingham Ltd
03/3/2000	Underlease	ADCL (1) Bank Restaurant Birmingham Ltd (2) BGR Plc (3)
31/1/2000	Lease	ADCL (1) Bank Restaurant Birmingham Ltd (2) BGR Plc (3)
31/1/2000	Licence to alter	ADCL (1) Bank Restaurant Birmingham Ltd (2) BGR Plc (3)
27/07/1999	Court order	ADCL (1) Steelpower Ltd (2)
14/07/2006	Rent Review Memorandum	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Bank Restaurant Birmingham Limited (2)
Number Four - Mercer
01/11/1999	Agreement for lease of part	ADCL (1) William M Mercer Ltd (2)
01/11/1999	Lease of part	ADCL (1) William M Mercer Ltd (2)
01/11/1999	Car parking deed	ADCL (1) William M Mercer Ltd (2)
18/2/2000	Licence to alter	ADCL (1) William M Mercer Ltd (2)
25/12/2004	Rent Review Memorandum	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) William M Mercer Limited (2)
Part Ground Floor Number Four Michael Page
16/12/2005	Agreement for Lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Michael Page International Plc (2)
03/02/2006	Lease of Part	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Michael Page International Plc (2)
03/02/2006	Licence to Alter	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Michael Page International Plc (2)
16/06/2010	Break notice	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Michael Page International Plc (2)
Part First Floor Number Four - Michael Page
22/01/2001	Opinion Letter	Spherion to ADCL
26/01/2001	Lease of Part	ADCL (1) Michael Page Group Plc (2)
26/01/2001	Agreement for Lease of Part	ADCL (1) Michael Page Group Plc (2)
26/01/2001	Deed of Guarantee	ADCL (1) Spherion Corporation (2)
05/04/2001	Collateral warranty	Carillion Construction Ltd (1) Michael Page International Plc (2)
25/06/2001	Licence to Alter	ADC Ltd (1) Michael Page International Plc (2)
26/01/2006	Rent Review Memorandum	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Michael Page International Plc (2)
16/06/2010	Break Notice	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Michael Page International Plc (2)
Number Four - Pharma Systems Ltd
05/04/2001	Lease of part	ADC Ltd (1) F W Pharma Systems Ltd
18/10/2001	Licence to Alter	ADC Ltd (1) FW Pharma Systems Ltd (2)
02/02/2007	Rent Review Memorandum	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Perceptive Informatics UK Limited (2)
29.06.2009	Break Notice	Perceptive Informatics UK Limited (1) Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (2)
Number Four - Deloittes
06/03/2001	Court order & claim form	ADCL (1) Arthur Andersen & Co Nominees (2)
14/05/2001	Lease – The Atrium	ADCL (1) Arthur Andersen & Co Nominees (2)
14/05/2001	Lease of part first floor and floors 2 and 3	ADCL (1) Arthur Andersen & Co Nominees (2)
23/12/2003	Deed of assignment	Arthur Andersen & Co Nominees (1) Deloitte & Touche LLP (2)
23/12/2003	Licence to assign	Four Brindleyplace Ltd (1) Arthur Andersen & Co Nominees (2) Deloitte & Touche LLP (3) AWSC Societe Cooperative En Liquidation (formerly Andersen Worldwide Societe Co-operative) (4)
23/12/2003	Retrospective licence for alterations	Four Brindleyplace Ltd (1) Deloitte & Touche (2)
31/12/2003	Notice of assignment	To Argent Estates Ltd
11/10/2007	Licence to alter	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Deloitte & Touche LLP (2)
31/07/2007	Rent Review Memorandum	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Deloitte & Touche LLP (2)
Number Four Part Ground Floor - Vail Williams
30/11/2006	Licence to Alter	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) Vail Williams LLP (2)
24/09/2009	Car Parking Deed	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) Vail Williams LLP (2)
24/09/2009	Lease of Part	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) Vail Williams LLP (2)
Number Four Part Fourth Floor - Core Marketing
09/08/2007	Notice under s.38A(3)(a) LTA 1954	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Core Marketing & Events Limited (2)
09/08/2007	Statutory Declaration of Simon Andrew Boss	Simon Boss
09/08/2007	Agreement for Lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Core Marketing & Events Limited (2)
21/12/2007	Lease of Part	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Core Marketing & Events Limited (2)
21/12/2007	Licence to Alter	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Core Marketing & Events Limited (2)

Number Four Part Ground Floor - KPM Property Investments Limited
25/04/2008	Notice under s.38A(3)(a) LTA 1954	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) KPM Property Investments Limited (2)
08/05/2008	Statutory Declaration	Peter Anthony
03/06/2008	Lease	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) KPM Property Investments Limited (2)
03/06/2008	Licence to Alter	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) KPM Property Investments Limited (2)
03/06/2008	Rent Deposit Deed	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) KPM Property Investments Limited (2)
11/06/2008	Certificate of the Registration of a Mortgage or Charge	Company No. 6193209 Charge No. 1

Fourth Property

Number Five - British Telecommunications Plc
Undated	Annual licence fee review	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) BT plc (2)
Undated	Car parking fee review	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) BT plc (2)
Undated	Annual licence fee review	Brindleyplace Nominee Limited & Brindleyplace Co-Nominee Limited (1) BT plc (2)
25/02/1997	Deed in relation to alterations	Number Five Brindleyplace Ltd (1) BT plc (2)
25/02/1997	Insurance deed	Number Five Brindleyplace Ltd (1) BT plc (2)
25/02/1997	Lease of whole	Number Five Brindleyplace Ltd (1) BT plc (2)
11/06/1997	Receipted Letter - Notice of Rents Due	Number Five Brindleyplace Ltd (1) British Telecommunications plc (2)
16/12/1997	Deed of Variation & Car Parking Deed	No.5 Brindleyplace Ltd (1) BT Plc (2)
16/12/1997	Car parking licence (120 spaces 7 pm to 7 am)	Argent Development Consortium (1) BT Plc (2)
06/03/1998	Licence to Alter	Argent Group Invesments Plc (1) British Telecommunications Plc (2)
23/08/1999	Deed of Variation	Argent Group Investments Plc (1) British Telecommunications Plc (2)
31/08/1999	Licence to oversail	Argent Group Investments Plc (1) British Telecommunications Plc (2) ADCL (3)
30/03/2000	Letter	Jones Lang LaSalle to Herbert Smith
24/04/2003	Memorandum of Rent Review	No.5 Brindleyplace Ltd (1) British Telecommunications plc (2)
25/08/2004	Memorandum of Car Parking Fee Review	No 5 Brindleyplace Ltd (1) British Telecommunications Plc (2)
17/12/2008	Memorandum of rent review	Brindleyplace Nominee Ltd & Brindleyplace Co-Nominee Ltd (1) BT Plc (2)
06/01/2009	Memorandum of review of annual licence fee	Brindleyplace Nominee Ltd & Brindleyplace Co-Nominee Ltd (1) BT Plc (2)
02/11/2009	Licence to Alter	Brindleyplace Nominee Ltd & Brindleyplace Co-Nominee Ltd (1) BT Plc (2)
Number Five - Gallery No.9 Limited
20/06/2000	Agreement for Lease	Argent Group Investments Limited (1) Gallery No.9 Limited (2) PP&B (Hinckley) Limited (3)
25/03/2002	Lease	Argent Group Investments Limited (1) Gallery No.9 Limited (2)
25/03/2002	Deed of Deposit	Argent Group Investments Limited 91) Gallery No.9 Limited (2)
25/03/2002	Licence to Alter	Argent Group Investments Limited 91) Gallery No.9 Limited (2)
13/12/2002	Substitution Deed	Argent Group Investments Limited 91) Five Brindleyplace (No.2) Limited and Five Brindleyplace (No.3) Limited (2) Gallery No.9 Limited (3)
17/10/2003	Substititution Deed	Five Brindleyplace (No.2) Limited and Five Brindleyplace (No.3) Limited (1) Five Brindleyplace (No.3) Limited and Five Brindleyplace (No.4) Limited (2)

Fifth Property

Number Six - The Royal Bank of Scotland Plc
28/06/2002	Lease of whole	Six Brindleyplace Ltd and Six Brindleyplace (No 2) Ltd (1) Argent Development Consortium Ltd (2) The Royal Bank of Scotland plc (3)

Sixth Property

Number Six - Mandarin Corporation
03/10/2000	Underlease re terrace area	ADC Ltd (1) Tin Tin Ltd (2)
03/10/2000	Lease of part	ADC Ltd (1) Tin Tin Ltd (2)
02/05/2000	Court application and order claim no MY077038	ADC Ltd (1) Tin Tin Ltd (2)
03/10/2000	Licence to alter	ADC Ltd (1) Tin Tin Ltd (2)
02/07/2002	Deed of variation	Six Brindleyplace Ltd & Six Brindleyplace (No 2) Ltd (1) Tin Tin Ltd (2)
01/09/2004	Licence to Assign and Change of Use – part Ground Floor	The Royal Bank of Scotland (1) Six Brindleyplace Ltd & Six Brindleyplace (No 2) Ltd (2) Tin Tin Ltd (3) Mandarin Corporation Ltd (4)
01/09/2004	Licence to Assign – Terrace Area	The Royal Bank of Scotland (1) Six Brindleyplace Ltd & Six Brindleyplace (No 2) Ltd (2) Tin Tin Ltd (3) Mandarin Corporation Ltd (4)
21/10/2004	Notice of Assignment and Transfer	From Sydney Mitchell to Rowe & Maw
20/02/2006	Letter relating to agreed rent	Argent Estates Ltd to Thai Edge
Undated	Rent review memorandum	Brindleyplace Nominee Ltd and Brindleyplace Co-nominee Ltd (1) Mandarin Corporation Ltd (2)
Number Six - EAT
March 2005	Statutory Declaration of Fraser Hill
08/03/2005	Notice that s.24-28 of the LTA 1954 do not apply
23/09/2005	Manufacturing Divisional Power of Attorney	RBS – June Anderson & Others
19/12/2005	Licence to Underlet	RBS (1) Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee Ltd (2) EAT Ltd (3)
19/12/2005	Licence to Alter	RBS (1) Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee Ltd (2) EAT Ltd (3)
15/11/2006	Lease of Part	Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee Ltd (1) Eat Ltd (2)
15/11/2006	Underlease relating to terrace area	Brindleyplace (Headlease) Ltd & Brindleyplace (Headlease) (No 2) Ltd (1) Eat Ltd (2)
Number Six - Edmunds
14/04/2008	Agreement for Lease relating to Ground Floor Number Six Brindleyplace Birmingham	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Edmunds Birmingham Limited (2)
24/02/2009	Lease of Part (Part Ground Floor, Number Six, Brindleyplace Birmingham)	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Edmunds Birmingham Limited (2)
24/02/2009	Licence to Underlet in respect of Part Ground Floor, Six Brindleyplace, Birmingham	The Royal Bank of Scotland Plc (1) Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (2) Edmunds Birmingham Limited (3)
24/02/2009	Licence to Alter relating to Undertenant’s Works Part Ground Floor Number Six Brindleyplace, Birmingham	The Royal Bank of Scotland Plc (1) Brindleyplace Nominee Limited Brindleyplace Co-Nominee Limited (2) Edmunds Birmingham Limited (3)
Number Six - Cielo Limited
06/09/2002	Agreement for Lease of Premises at Unit A Six Brindleyplace	Six Brindleyplace Limited Six Brindleyplace (No 2) Limited (1) Cielo Limited (2)
28/10/2002	Licence to Underlet in respect of Part Ground Floor, Six Brindleyplace, Birmingham	The Royal Bank of Scotland Plc (1) Six Brindleyplace Limited and Six Brindleyplace (No 2) Limited (2) Cielo Limited (3)

Seventh Property

Number six – Additional restaurant area
14/04/2008	Agreement for Lease relating to Ground Floor Number Six Brindleyplace Birmingham	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Edmunds Birmingham Limited (2)
24/02/2009	Lease of Part (Part Ground Floor, Number Six, Brindleyplace Birmingham)	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Edmunds Birmingham Limited (2)
24/02/2009	Licence to Underlet in respect of Part Ground Floor, Six Brindleyplace, Birmingham	The Royal Bank of Scotland Plc (1) Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (2) Edmunds Birmingham Limited (3)
24/02/2009	Licence to Alter relating to Undertenant’s Works Part Ground Floor Number Six Brindleyplace, Birmingham	The Royal Bank of Scotland Plc (1) Brindleyplace Nominee Limited Brindleyplace Co-Nominee Limited (2) Edmunds Birmingham Limited (3)

Eighth Property

Number Nine - Restaurant Bar & Grill
24/04/1999	Contracting out order
03/09/1999	Lease (ground and first floors)	ADCL (1) Le Petit Blanc Ltd (2)
03/09/1999	Underlease (terrace area)	ADCL (1) Le Petit Blanc Ltd (2)
03/09/1999	Licence to alter	ADCL (1) Le Petit Blanc Ltd (2)
03/09/1999	Bank’s consent	United Bank of Kuwait
03/09/1999	Collateral Warranty	HBG Construction Southern Ltd (1) HBG Construction Ltd (2) Le Petit Blanc Ltd (3)
12/08/2003	Licence to assign	Nine Brindleyplace (No 2) Ltd & Nine Brindleyplace (No 3) Ltd (1) Le Petit Blanc Ltd (2) Blanc Brassieres Ltd (3)
21/08/2003	Notice of Assignment re: Blanc Brasseries relating to terrace area	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease No 2) Limited
21/08/2003	Notice of Assignment re: Blanc Brasseries relating to part ground and first floor	9 Brindleyplace (No 2) Limited and 9 Brindleyplace (No 3) Limited
11/01/2005	Rent Review Memorandum	Nine Brindleyplace (No 2) Ltd & Nine Brindleyplace (No 3) Ltd (1) Blanc Brasseries Ltd (2)
11/01/2005	Deed of variation	Nine Brindleyplace (No 2) Ltd & Nine Brindleyplace (No 3) Ltd (1) Blanc Brasseries Ltd (2)
02/09/2005	TP1 – WM708847 (Surrender of part and deed of variation)	Blanc Brasseries Limited (1) Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (2)
02/09/2005	Retrospective Licence for Alterations	Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee Ltd (1) Blanc Brasseries Ltd (2)
19/02/2008	Statutory declaration	Adrian Green of Individual Retaurant Company plc
20/02/2008	Statutory declaration	Andrew Czajka of Blanc Brasseries Limited
22/02/2008	Licence to assign relating to terrace area	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease)(No2) Limited (1) Blanc Brasseries Limited (2) Restaurant Bar & Grill Limited (3) Individual Restaurant Company plc (4)
22/02/2008	Licence to assign relating to Part basement, ground floor and first floor	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Blanc Brasseries Limited (2) Restaurant Bar & Grill Limited (3) Individual Restaurant Company plc (4)
25/02/2008	Notice of Transfer relating to terrace area	Slater Heelis Collier Littler to Wragge & Co LLP
25/02/2008	Notice of Transfer relating to basement ground and first floor	Slater Heelis Collier Littler to Wragge & Co LLP
22/02/2008	TR1	Blanc Brasseries Limited to Restaurant Bar & Grill Limited
10/03/2008	Licence to alter	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Restaurant Bar & Grill Limited (2) Individual Restaurant Company plc (3)
Number Nine - Birmingham Broadcasting Limited/ BRMB
23/04/1999	Agreement for lease	ADCL (1) Birmingham Broadcasting Ltd (2)
10/09/1999	Lease	ADCL (1) Birmingham Broadcasting Ltd (2)
10/09/1999	Licence to alter	ADCL (1) Birmingham Broadcasting Ltd (2)
10/09/1999	Collateral Warranty	HBG Construction Southern Ltd (1) HBG Construction Ltd (2) Birmingham Broadcasting Ltd (3)
Undated	Memorandum of Rent Review	Nine Brindleyplace (No 2) Ltd and Nine Brindleyplace (No 3) Ltd (1) Birmingham Broadcasting Ltd (2)
Number Nine - Beachcroft Wansbroughs
16/11/1999	Agreement for lease	ADCL (1) Beachcroft Wansbroughs (2)
16/11/1999	Lease	ADCL (1) Beachcroft Wansbroughs (2)
16/11/1999	Deed of Guarantee	ADCL (1) Partners of Beachcroft Wansbroughs (2)
28/05/2002	Licence for Alterations	Nine Brindleyplace Ltd and Nine Brindleyplace (No. 2) Ltd (1) Beachcroft Wansbroughs (2)
04/10/2004	Rent Review Memorandum	Nine Brindleyplace (No 2) Ltd and Nine Brindleyplace (No 3) Ltd (1) Beachcroft Wansbroughs (2)
28/09/2006	Licence to Assign	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Beachcroft Wansbroughs (2) Beachcroft LLP(3)
09/10/2006	TR1	Lord Hunt of Wirral, Robert Alan Heslett, Paul Calvert Murray and William David Andrew Roach (1) Beachcroft LLP (2)
11/10/2006	Notice of Assignment of Lease	Beachcroft Wansbroughs to Beachcroft LLP
Number Nine - Gallery No 9 Limited
18/11/1999	Agreement for lease of part	ADCL (1) Gallery No 9 Ltd (2)
10/12/1999	Lease of part	ADCL (1) Gallery No 9 Ltd (2)
10/12/1999	Rent deposit deed	ADCL (1) Gallery No 9 Ltd (2)
19/02/2002	Rent deposit deed	Argent Estates Ltd (1) Gallery No. 9 Ltd (2)
19/02/2002	Certificate of the registration from Companies House dated 28/02/2002	Argent Estates Ltd (1) Gallery No. 9 Ltd (2)
20/08/2002	Rent deposit deed	Nine Brindleyplace (No 2) Ltd and Nine Brindleyplace (No 3) Ltd (1) Gallery No 9 Ltd (2)
29/08/2002	Certificate of the registration of the rent deposit	from Companies House
Number Nine - Unity Trust Bank plc
27/03/2000	Agreement for lease of part	ADCL (1) Unity Trust Bank plc (2)
27/03/2000	Lease	ADCL (1) Unity Trust Bank plc (2)
12/07/2000	Licence to alter	ADC Ltd (1) Unity Trust Bank plc
14/08/2000	Collateral warranty	Faithful & Gould Ltd (1) Unity Trust Bank plc (2) ADC Ltd (3)
Undated	2005 Rent review memorandum	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited(1) Unity Trust Bank plc (2)
Number Nine Brindleyplace - Mapeley Columbus Limited
12/06/2000	Agreement for lease of part	ADCL (1) Abbey National plc (2)
12/06/2000	Lease	ADCL (1) Abbey National plc (2)
12/06/2000	Car parking deed	ADCL (1) Abbey National plc (2)
31/07/2000	Collateral warranty	HBG Consortium Southern Ltd (1) Abbey National plc (2)
03/07/2001	Licence to Alter	Nine Brindleyplace Ltd (1) Abbey National Plc (2)
23.04.2007	Memorandum of rent review	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited(1) Abbey National plc (2)
24/10/2008	Licence to assign	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited(1) Abbey National plc (2) Mapeley Columbus Limited (3)
24/10/2008	Assignment	Abbey National plc (1) Mapeley Columbus Limited (2)

Number Nine Brindleyplace - International Resources Group Limited
17/10/2000	Lease of part	Nine Brindleyplace Ltd (1) International Resources Group Ltd (2)
17/10/2000	Lease	Nine Brindleyplace Ltd (1) International Resources Group Ltd (2)
04/04/2005	Notice to determine	Odgers Roy & Berndtson
02/09/2005	Deed	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) International Resources Group Ltd (2)
02/09/2005	Rent Review Memorandum
02/09/2005	Supplemental lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) International Resources Group Ltd (2)
18/06/2010	Letter from Thomas Simon solicitors with s.26 notice	Brindleyplace (Headlease) Limited and Brindleyplace (Headlease_ (No. 2) Limited (1) International Resources Group Limited (2)

Number Nine Brindleyplace - Whitbread sublet to Foggs
23/04/1999	Agreement for Lease	ADCL (1) Capital Radio Restaurants Limited (2) Capital Radio plc (3)
22/07/1999	Claim Form and Consent Order MY969770	ADCL (1) Capital Radio Restaurants Limited (2)
20/08/1999	Collateral warranty	HBG Construction Southern Ltd (1) HBG Construction Ltd (2) Capital Radio Restaurants Ltd (3)
01/10/1999	Lease with attached letters of consent	ADCL (1) Capital Radio Restaurants Ltd (2) Capital Radio Plc (3)
01/10/1999	Underlease of terrace area	ADCL (1) Capital Radio Restaurants Ltd (2) Capital Radio Plc (3)
01/10/1999	Licence to alter	ADCL (1) Capital Radio Restaurants Ltd (2) Capital Radio Plc (3)
13/10/2000	Licence for Alterations	Nine Brindleyplace Limited (1) Whitbread Plc (2)
13/10/2000	Licence to assign and Authorised Guarantee Agreement re External Terrace Area	Nine Brindleyplace Ltd (1) Capital Radio Restaurants Ltd (2) Capital Radio plc (3) Whitbread plc (4)
13/10/2000	Licence to assign and Authorised Guarantee Agreement re Ground Floor and external terrace area	Nine Brindleyplace Ltd (1) Capital Radio Restaurants Ltd (2) Capital Radio plc (3) Whitbread plc (4)
13/10/2000	Deed of variation	Nine Brindleyplace Ltd (1) Capital Radio Restaurants Ltd (2) BRMB (3) Capital Radio plc (4)
20/08/2007	Deed of Variation re Ground Floor and external area	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Whitbread Group plc (2)
20/08/2007	Deed of Variation re Terrace Area	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Whitbread Group plc (2)
20/08/2007	Licence to Underlet re Ground Floor and External Area – both parts	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Whitbread Group plc (2) Singh & Singh Limited (3)
20/08/2007	Underlease re: part ground floor	Whitbread Group plc (1) Singh & Singh Limited (2)
20/08/2007	Underlease re: terrace area	Whitbread Group plc (1) Singh & Singh Limited (2)
20/08/2007	Licence to alter – both parts	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Whitbread Group plc (2) Singh & Singh Limited (3)
20/08/2007	Memorandum of Rent Review	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Whitbread Group plc (2)
22/08/2007	Notice of Underletting – Terrace area	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Whitbread Group plc (2)
22/08/2007	Notice of Underletting – Ground floor and external area	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Whitbread Group plc (2)

Ninth Property

14/06/1999	Basement Lease	Argent Development Consortium Limited (1) Midlands Electricity plc (2)

Tenth Property

Café in the Square - Costa
23/12/1998	Deed of surrender	Pelican Group Plc (1) ADCL (2)
23/12/1998	Licence to alter	ADCL (1) Costa Ltd (2) Whitbread Plc (3)
23/12/1998	Underlease	ADCL (1) Costa Ltd (2) Whitbread Plc (3)
23/12/1998	Lease	ADCL (1) Costa Ltd (2) Whitbread Plc (3)
15/04/2002	Agreement for lease	ADCL (1) Café in the Square Brindleyplace Limited and Café in the Square Brindleyplace (No 2) Limited (2)
15/04/2002	Lease	ADCL (1) Café in the Square Brindleyplace Limited and Café in the Square Brindleyplace (No 2) Limited (2)
22/7/2003	Rent Review Memorandum	Café in the Square Brindleyplace Limited and Café in the Square Brindleyplace (No 2) Limited (1) Costa Limited (2)
Undated	Rent Review Memorandum	Brindleyplace Nominee Ltd and Brindleyplace Co-nominee Ltd (1) Costa Ltd (2)
26/05/1998	Application to contract out of new lease	ADCL (1) Costa Limited (2)

Eleventh Property

NONE

Twelfth Property

Brunswick Arcade, Health Club
16/08/1996	Agreement for lease	Argent Development Consortium Limited (1) Viva! Health & Leisure Clubs Ltd (2)
24/09/1997	Application and court order
26/11/1997	Collateral agreement (QS & EA)	Silk & Frazier (1) Viva! Health & Leisure Club Ltd (2) Argent Development Consortium Limited (3)
02/12/1997	Underlease (Towpath)	Argent Development Consortium Limited (1) Viva! Health & Leisure Club Ltd (2)
02/12/1997	Variation agreement	Argent Development Consortium Limited (1) Viva! Health & Leisure Club Ltd! (2)
02/12/1997	Lease	Argent Development Consortium Limited (1) Viva! Health & Leisure Club Ltd (2)
02/12/1997	Collateral warranty (contractor to tenant)	Norwest Holst Construction Limited (1) Viva! Health & Leisure Club Ltd (2)
02/12/1997	Licence to Alter	Argent Development Consortium Limited (1) Viva! Health & Leisure Clubs Limited (2)
23/07/2001	Letter Licence to Alter	Argent Development Consortium Limited (1) Viva Health & Leisure Clubs Ltd (2)
17/10/2003	Deed of Guarantee	Canalside (Car Park) Brindleyplace Limited and Canalside (Car Park) Brindleyplace (No 2) Limited (1) Stakis Limited (2)
28/10/2003	Licence to underlet	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Viva! Health & Leisure Club Ltd (2) Mash Trading Ltd (3) Stakis Ltd (4)
28/10/2003	Licence for alterations	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Viva! Health & Leisure Club Ltd (2) Stakis Ltd (3) Mash Trading Ltd (4)
06/10/2004	Licence to Assign Underlease	Canalside (Car Park) Brindleyplace Ltd & Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Viva! Health & Leisure Clubs Ltd (2) Mash Trading Ltd (3) Fresh Ambition Ltd (4) Stakis Ltd (5)
07/09/2006	Retrospective Licence for Alterations	Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee (No 2) Ltd (1) Viva! Health & Leisure Club Ltd (2)
13/07/2007	Rent review memorandum	Brindleyplace Nominee Ltd and Brindleyplace Co-Nominee (No 2) Ltd (1) Bannatyne Fitness (8) Limited (2)
Brunswick Arcade, Part Ground Floor (Tates)
03/08/2004	Authority Form to make statutory declaration
04/08/2004	Agreement for lease of part and agreement to surrender	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) A F Blakemore & Son Ltd (2)
15/10/2004	Lease of Part	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Tates Ltd (2) A F Blakemore & Son Ltd (3)
15/10/2004	Licence to alter	Canalside (Car Park) Brindleyplace Ltd and Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Tates Ltd (2) A F Blakemore & Son Ltd (3)
Brunswick Arcade, Unit 1A – National Westminster Bank
04/04/2005	Lease – Unit 1A – ATM	Canalside (Car Park) Brindleyplace Ltd & Canalside (Car Park) (No 2) Brindleyplace Ltd (1) National Westminster Bank (2)
01/03/2010	1954 Act Notice	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) National Westminster Bank plc (2)
08/03/2010	1954 Act Statutory Declaration	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) National Westminster Bank plc (2)
16/03/2010	Supplemental lease	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) National Westminster Bank plc (2)
Brunswick Arcade, Units 2A, 2B and 2C – Darkviolet
30/06/1999	Agreement for lease	Argent Development Consortium Limited (1) Joshua’s Ltd (2)
12/10/1999	Lease	Argent Development Consortium Limited (1) Joshua’s Ltd (2)
12/10/1999	Licence to alter	Argent Development Consortium Limited (1) Joshua’s Ltd (2)
16/09/2009	Licence to assign
Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1)
Baguette du Monde Corporation Limited (in administration) (2)
Darkviolet Holdings Limited (3)
Mohsin Afsar and Ravinder Bhardwaj (4)

21/09/2009	Notice of assignment and mortgage
Brunswick Arcade, Part Ground Floor (Ethos)
04/08/2004	Agreement for lease and agreement for surrender
Canalside (Car Park) Brindleyplace Ltd & Canalside (Car Park) Brindleyplace (No 2) Ltd (1)
Six Brindleyplace Ltd & Six Brindleyplace (No 2) Ltd (2)
Brindleyplace (Headlease) Ltd & Brindleyplace (Headlease) (No 2) Ltd (3)
Ethos Trading Company Ltd (4)

02/08/2004	1954 Act Notice and statutory declaration in respect of main lease and terrace area
05/11/2004	Licence to alter	Canalside (Car Park) Brindleyplace Ltd & Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Ethos Trading Company Ltd (2)
05/11/2004	Lease of terrace area	Canalside (Car Park) Brindleyplace Ltd & Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Ethos Trading Company Ltd (2)
05/11/2004	Lease of part ground floor	Canalside (Car Park) Brindleyplace Ltd & Canalside (Car Park) Brindleyplace (No 2) Ltd (1) Ethos Trading Company Ltd (2)
28/07/2006	Deed of Rectification	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Ethos Trading Company Limited (2)
30/01/2008	Deed of Variation	Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (1) Ethos Trading Company Limited (2)
Multi-storey Car Park
16/02/2004	CVC Licence	Brindleyplace General Partner Ltd (1) Carl Campbell (2)
23/02/2010	Celsian Licence	Brindleyplace General Partnership Ltd (1) Celsian Education (2)
23/02/2010	Car parking licence	Brindleyplace General Partner Ltd (1) Page Personnel (2)
22/03/2010	CBSO Agreement	CBSO(1) Canalside car park(2)
11/04/2005	Car Parking Deed	Canalside Car Park (1) Core Marketing and Events Limited (2)
01/03/2010	Car Park Permit	Brindleyplace General Partner Limited (1) Orion Media (2)
20/12/2006	Car Parking Deed	(1) Brindleyplace Nominee Limited and Brindleyplace Co-Nominee Limited (2) City Inn Limited

Part 2 - Income and outgoings

1	Treatment of Apportionments

1.1	Apportionments of income and outgoings are to be made in accordance with Commercial Conditions 8.3.1-8.3.5 (inclusive) as varied by this part of this Schedule 3.

1.2	Commercial Condition 8.3.1 is varied so as to include:

(a)
as income - rents, licence fees and other forms of revenue derived from the use, occupation or enjoyment of the Properties by tenants (apart from service charges and insurance premiums recoverable from tenants); and

(b)	as outgoings - rents, and (to the extent that they are not recoverable from tenants) service charges,

respectively receivable or payable by the Sellers as owners of the respective interests in the Properties agreed to be sold to the Buyer.

For the purpose of applying the Commercial Conditions, the definition of "lease" in Commercial Condition 1.1.1(i) is to be replaced by the definition of "Lease" in this Agreement and, where applicable, includes the Sellers' Leases.

1.3
Service charges are to be treated as not being recoverable from a tenant to the extent that there is less than full (or no) entitlement to recovery from the tenant or vacancy of the premises; the amount that is not so recoverable is to be treated as an outgoing and apportioned accordingly provided that there shall be no apportionment in respect of any Service Charge relating to any service charge year prior to the current service charge year as at the date of Actual Completion but which for the avoidance of doubt will be treated as arrears in accordance with paragraph 1.4.

1.4	Neither the Sellers nor the Buyers are required to account to the other for:

(a)	apportioned income; or

(b)	service charges and insurance premiums up to the apportionment day,

for which there is entitlement to recovery from a tenant, and which have become due from a tenant, but which have not been paid ("arrears'').  Paragraph 3 (Treatment of arrears recoverable in the normal course of management) applies to arrears.

1.5
Apportionment is to be made with effect from Actual Completion; the date of Actual Completion is to be the "apportionment day" for the purpose of applying the relevant provisions of Commercial Condition 8.3. Commercial Conditions 8.3.2 and 9.3.4 do not apply.

1.6
Apportionment payments shall be made at Actual Completion apart from those in respect of income then due but unpaid in relation to which paragraph 3 (Treatment of arrears recoverable in the normal course of management) is to apply.

2	Service Charge Treatment

2.1
This paragraph 2 (Service charge treatment) applies to treatment of expenditure on goods and services ("service charge expenditure") in respect of the Properties and the Estate for which the Sellers have paid or have incurred a liability at the apportionment day and for which there is entitlement to recovery pursuant to the Leases or any of them but for the avoidance of doubt service charge expenditure in paragraphs 2.4 and 2.6 shall not include any expenditure in respect of which the Sellers are obliged to pay into the service charge account pursuant to paragraph 2.8.

2.2           Commercial Condition 8.3.6 does not apply.

2.3	The treatment of service charge expenditure as between the Sellers and the Buyers is to be dealt with as the date of Actual Completion (“service charge reconciliation day”).

2.4	At the service charge reconciliation day, the Sellers are to deliver to the Buyers a statement (“service charge reconciliation statement”) showing:

(a)	the service charge expenditure as at the apportionment day; and

(b)	advance payments (excluding value added tax) received by or on behalf of the Sellers under the Leases on account of service charge expenditure for the yearly or other such service charge period under the Leases during which the apportionment day occurred.

2.5	The Sellers are to provide the Buyers with the information and vouchers required to support the service charge reconciliation statement.

2.6	Within ten working days after the delivery of the service charge reconciliation statement, either:

(a)	the Sellers are to pay to the Buyers any amount by which the advance payments received have exceeded the service charge expenditure; or

(b)	the Buyers are to pay to the Sellers any amount by which the service charge expenditure has exceeded the advance payments.

2.7
Service charge expenditure for any yearly or other service charge period ended, for which there is entitlement to recovery from a tenant but which has not been paid, is to be treated as arrears to which paragraph 3 applies.

2.8	The Sellers covenant to have paid all amounts which are not recoverable from tenants because:

(a)           there are voids; and/or

(b)           the terms of any of the Leases do not permit such recovery on account of service charge expenditure for the current service charge period into the appropriate service charge account for the period up to the date of Actual Completion provided that the Sellers shall be entitled on the date of Actual Completion to a refund in respect of any amounts paid in accordance with this clause 2.8 which relate to any period after the date of Actual Completion.

2.9	The Sellers covenant not to use any advance payments received in the current service charge period in order to settle or mitigate any arrears in respect of a previous service charge period.

3	Treatment of Arrears Recoverable in the Normal Course of Management

3.1
The Buyers, following completion, are to seek to collect all arrears, due as at the apportionment day, in the ordinary course of management, but need not take forfeiture proceedings or distrain or otherwise take legal action to make any tenant insolvent or threaten any of the preceding actions.

For the purposes of this paragraph 3.1 the Buyers are also to seek to collect arrears of contributions to insurance premiums due to the Sellers which remain unpaid by a tenant at Actual Completion.

3.2	The Sellers and the Buyers shall enter into the Deed of Assignment of Arrears on the Completion Date.

3.3	The Sellers are to provide the Buyers with the information and vouchers required for the recovery of arrears from a tenant in accordance with paragraph 3.1.

3.4
A payment in respect of arrears received after completion is to be apportioned first as between the Sellers and the Buyers in respect of the arrears which have been outstanding for the shortest amount of time even if the tenant exercises its right to appropriate the payment in some other manner.

3.5
Any part of a payment on account received by one party but due to the other is to be paid not more than ten working days after the receipt of cash or cleared funds and, if not then paid, the sum is to bear interest at the Contract Rate from the date of receipt until payment.

3.6	The preceding provisions of this paragraph 3 (Treatment of arrears recoverable in the normal course of management) apply to:

(a)
rent payable as a result of a rent review to which Commercial Condition 5 applies if a reviewed rent is agreed or determined after Actual Completion and an additional sum then becomes payable to which the relevant Seller is entitled in respect of a period before the apportionment day; and

(b)
rent payable as a result of the determination or agreement of the amount of an interim rent and rent reserved by a new lease after Actual Completion to which Schedule 4 (Pending rent reviews) applies if an interim rent or rent reserved by a new lease is agreed or determined after Actual Completion and an additional sum becomes payable to the relevant Seller (taking into account any amount paid by the tenant to the relevant Seller under the current tenancy, as continued by statute, attributable to the period ending on Actual Completion) to which the relevant Seller is entitled in respect of a period before the apportionment day.

3.7	Commercial Conditions 8.3.7 and 8.3.8 do not apply.

3.8
The following provisions of this paragraph 3.8 are to apply when the relevant Buyer has been unsuccessful after a reasonable time has elapsed since the apportionment day no earlier than 12 months from the apportionment day during which to recover arrears in the ordinary course of management:

(a)
the relevant Buyer at the request of the relevant Seller is to assign back to the relevant Seller, in such form as the relevant Seller may reasonably require, the right to recover from tenants arrears due to it up to the apportionment day;

(b)
the assignment referred to in paragraph 3.8(a) is to contain a provision permitting the relevant Seller to join the relevant Buyer in any action, claim or proceedings against any tenant, previous tenant or guarantor who may be liable for those arrears, but the relevant Seller must indemnify the relevant Buyer against all liability in consequence of the action by the relevant Seller; and

(c)	the relevant Buyer is to permit the relevant Seller to borrow the counterpart of any lease and other relevant tenancy documents for the purpose only of taking action to recover arrears.

3.9
Paragraph 3.8(a) is to apply if the relevant Buyer intends to sell or otherwise dispose of its interest in the relevant Property before any such arrears have been recovered and the relevant Buyer is to assign the right of recovery no later than immediately before the completion of the sale or other disposition. This paragraph 3.9 does not apply to a disposition by way of charge unless and until the chargee intends to sell the relevant Property in exercise of the power of sale.

4	Reserves and Sinking Funds

4.1
The Sellers are to transfer to the First Buyer on completion accounts holding unutilised reserve or sinking funds, with all accrued interest (less tax for which either of the Sellers are accountable in law) in respect of future service charge expenditure.

4.2	The Sellers are to transfer those accounts to the First Buyer subject to such trusts and other obligations as attach to those reserves or sinking funds.

5	Rent deposits

5.1	For the purposes of this paragraph 5 the following terms shall have the following meanings:

(a)	“Substitution Deed” means a deed of substitution relating to the rent deposit for Gallery No.9 Limited at the Fourth Property in the form at Appendix 12;

(b)	“New Rent Deposit Deed” means a rent deposit deed relating to the rent deposit for KPM Property Investment Limited in the form annexed at Appendix 13.

5.2
The Sellers are to account to the relevant Buyer on completion with sums deposited as security for payment of the rent and performance of the tenant covenants in a Lease and any interest accrued on the deposit, unless there is a subsisting agreement to the contrary with the tenant or other party who made the deposit.

5.3
The Sellers are to assign to the relevant Buyer the benefit of the deposit agreement or rent deposit deed in substantially the form annexed at Appendix 9 subject to the conditions on which the Sellers has held the deposit.

5.4
Following the date of Actual Completion, the Sellers shall use reasonable endeavours to assist the Buyers (at the Buyers’ cost) in the completion of the Substitution Deed and the New Rent Deposit Deed.

Schedule 4

Pending rent reviews

1	Scope of this Schedule

1.1	The provisions of this Schedule apply in the circumstances set out in Commercial Condition 5.1.

1.2
Commercial Condition 5 applies, save for Commercial Conditions 5.7 and 5.8 and is reproduced in paragraph 1.3 for ease of reference; copyright in SLSS Limited (Oyez) and The Law Society is acknowledged.

1.3
"5.1           Subject to condition 5.2, this condition applies if:

(a)	the rent reserved by a lease of all or part of the Properties is to be reviewed;

(b)	the seller is either the landlord or the tenant;

(c)	the rent review process starts before actual completion; and

(d)	no reviewed rent has been agreed or determined at the date of the contract.

5.2	The seller is to conduct the rent review process until actual completion, after which the buyer is to conduct it.

5.3	Conditions 5.4 and 5.5 cease to apply on actual completion if the reviewed rent will only be payable in respect of a period after that date.

5.4	In the course of the rent review process, the seller and the buyer are each to:

(a)           act promptly with a view to achieving the best result obtainable;

(b)           consult with and have regard to the views of the other;

(c)	provide the other with copies of all material correspondence and papers relating to the process;

(d)	ensure that its representations take account of matters put forward by the other; and

(e)	keep the other informed of the progress of the process.

5.5	Neither the seller nor the buyer is to agree a rent figure unless it has been approved in writing by the other (such approval not to be unreasonably withheld).

5.6	The seller and the buyer are each to bear their own costs of the rent review process."

2	Duties

2.1	Subject to paragraph 2.2 the Buyer is to pay the costs of a third party appointed to determine the rent.

2.2	In relation to the rent reviews due in respect of:

(a)
the lease of the Fifth Property dated 28 June 2002 made between Six Brindleyplace Limited and Six Brindleyplace (No.2) Limited (1) Argent Development Consortium Limited (2) and The Royal Bank of Scotland plc (3); and

(b)	the lease of part of the Second Property dated 30 June 1998 made between Argent Development Consortium Limited (1) and the Post Office

the costs of a third party appointed to determine the revised rent are to be divided as follows subject to the First Seller (acting reasonably) first approving the identity and the terms of the appointment of the third party (including the terms as to the amount or basis of calculation of the third party’s costs) to determine the rent:

(i)
the First Seller is to pay the proportion that the number of days from the rent review date to the apportionment day bears to the number of days from that rent review date until either the following rent review date or, if none, the expiry of the term; and

(ii)	the Buyer is to pay the balance.

2.3           In addition to the duties set out in Commercial Condition 5:

(a)	the Buyers are to notify the Sellers of the amount of the revised rent within five working days after it has been agreed or determined;

(b)	the Buyers are under a duty to settle the terms of any rent review without variation of its terms and may not vary the terms without the consent of the Sellers; and

(c)
the Buyers are under a duty to the Sellers if the Buyers sell or dispose of the Properties before determination of a rent review to procure that their buyer enters into a direct deed of covenant with the Sellers to perform the provisions of this Agreement in relation to that rent review.

Schedule 5

Value added tax Transfer of a going concern

1	Sellers’ obligations

1.1	Each of the Sellers warrants that:

(a)	the Beneficial Owner is registered for the purposes of VAT under registration number 792288486;

(b)	the Beneficial Owner (or a relevant associate) has exercised the option to tax the Property with effect from a date before this Agreement; and

(c)	that option to tax has effect for the purposes of schedule 10 to the VATA.

1.2
The the Beneficial Owner and the Buyers do not intend to make a joint application to HMRC under Regulation 6(1)(b) of the VAT Regulations 1995 for any Buyer to be registered for VAT under the Beneficial Owner’s VAT registration number.

1.3	The Sellers and the Buyers acknowledge that section 49(5) VATA applies to the TOGCs and the Sellers will comply with their obligations under that section.

2	Buyers' Obligations

2.1	Each Buyer warrants and undertakes that:

(a)	it is registered or will, as a result of the relevant TOGC, become liable to be registered for VAT;

(b)	it is not a party to this Agreement as a trustee, nominee or agent for any other person;

(c)	it intends to use the Relevant Property after Actual Completion in carrying on the same kind of business as the relevant Seller has carried on before Actual Completion;

(d)	it does not require the prior permission of HM Revenue & Customs (‘HMRC’) to the exercise of the option referred to in paragraph 2.3;

(e)
it does not intend the Relevant Property (or any one or part of any one of the Properties) to be used as a dwelling or number of dwellings or solely for a relevant residential purpose or solely for a relevant charitable purpose; and

(f)	it knows of no reason why the option to tax referred to in paragraph 1.1 should not apply to the sale.

2.2
Each Buyer hereby notifies the Seller that article 5(2B) of the Value Added Tax (Special Provisions) Order 1995 (SI 1268) does not and will not apply to it at the date of this Agreement nor on the Completion Date or, if different, Actual Completion.

2.3	The warranties given by the Buyers under this Schedule 5 (Value added tax Transfer of a going concern) are to be repeated at Actual Completion.

2.4	Each Buyer undertakes:

(a)
to exercise the option to tax its Relevant Property with effect from a date no later than the Completion Date and to give any written notification required by paragraph 20 schedule 10 to the VATA to HMRC in accordance with that paragraph (as appropriate) before the Relevant Date;

(b)
to produce to the Sellers on the Relevant Date evidence of the options and notifications to HMRC (or of any real estate election (as defined for the purposes of paragraph 21 schedule 10 to the VATA) by virtue of which the Buyers are treated as having exercised the option and notification of such election) to HMRC; and

(c)	not to revoke the options or allow the options to be revoked.

The Buyers acknowledge that, if the transfer of any Property is not a TOGC because of a breach of the warranties given by any Buyer, any Buyer fails to comply with its obligations in this Schedule 5 (Value added tax Transfer of a going concern), or because of any act or omission of or circumstances relating to any of the Buyers or of or relating to any person who, in relation to the Buyers, is a connected person, a development financier or a person connected with a development financier in circumstances where the exempt land test is met for the purposes of schedule 10 to the VATA (within the meaning ascribed to those expressions in that schedule), then the Buyers are to indemnify the Sellers on demand (and on an after-tax basis) against:

(i)
such interest, surcharges and penalties as may be incurred by either of the Sellers in respect of VAT charged in addition to the consideration where an amount in respect of VAT is paid by the Buyers to the Sellers after Actual Completion; and

(ii)	irrecoverable VAT or adjustment under the capital goods scheme suffered as a result and against any interest, surcharges or penalties suffered as a result

2.5
Where HMRC determine in writing that the transfer of the Property or of any part of it is not a TOGC, then VAT is to become chargeable (if appropriate) in addition to the consideration for the relevant Property and is to be payable to the Sellers on demand against delivery of a proper VAT invoice (but made not earlier than Actual Completion).

Schedule 6

Form of election under section 198 of the Capital Allowances Act 2001

To be completed for the Second Property

Property/address

Beneficial Owner

Buyer

Date

We, the Beneficial Owner and the Buyer, elect pursuant to section 198 of the Capital Allowances Act 2001 ("CAA") as follows:

Seller's name and address:
Seller's tax district and reference	Leeds LBS [ ]
Buyer's name and address:
Buyer's tax district and reference:
Property:
Title Number:
Interest:	Leasehold
Date of exchange of contract:
Date of completion:
Total Price:	£[......................]
Machinery and plant (not being thermal insulation falling within Section 28 CAA or integral features falling within Section 33A CAA) in respect of which election is made:	see Appendix [to be obtained from client and inserted]
Part of total price to be attributed to that machinery and plant:	£1,573,850
Thermal insulation falling within Section 28 CAA and integral features falling within Section 33A CAA	see Appendix [to be obtained from client and inserted]
Part of total price to be attributed to such thermal insulation and integral features	£1 (one pound)

Signed                                ………………………………….....

Name                      ……………………………………….
for and on behalf of the Seller

Signed                                ………………………………….....

Name                      ……………………………………….
for and on behalf of the Seller

Dated [                                ]

Schedule 7

Environmental liabilities

1	Definitions

In this Schedule 8 (Environmental liabilities):

"Environmental Law" means European Community legislation, legislation of the United Kingdom or any part of the United Kingdom, common law and any bylaw or judgment or order of any court or administrative tribunal in each case relating to the protection of the environment, matters affecting human health, the health of other living organisms and/or the disposal, spillage, release, emission or migration of any Hazardous Substances and any code of practice, procedure or standard, compliance with which is required to discharge any duty or to conform with any practice recommended by any governmental or regulatory body in relation to any such matter whether or not the same has been enacted or is in force at the date of this Agreement and includes the requirements of a competent authority made pursuant to that legislation or statutory instrument or statutory guidance derived from that legislation.

"Environmental Liabilities" means liabilities arising under Environmental Law in relation to Hazardous Substances.

"Hazardous Substances" means any substance in solid, liquid or gaseous form which alone or in combination with others constitutes waste under Environmental Law or is capable of polluting the Environment or causing harm to human health to living organisms or ecosystems, or is likely to cause an actionable nuisance.

"Environment" means all or any of the following media namely the air, including without limitation, the air within buildings and within other natural or man-made structures, water and land including, without limitation, any building, structure or receptacle in, on or under it and any living organisms or eco-systems supported by those media.

2	The condition of the Properties

2.1	Each Buyer acknowledges that:

(a)	it has had full opportunity to inspect, survey, and investigate the condition of the Properties;

(b)
with respect to the contents of any report, plan and other written material or information either disclosed to it and/or orally communicated to it by the Sellers both as to the condition of the Properties and as to the nature and effect of any remedial work which has been carried out:

(i)	it relies on it at its own risk; and

(ii)	no warranty is given, or representation as to its accuracy is made by the Sellers;

(c)	the Price takes into account the risk to the Buyers from the condition of the Properties;

(d)	it has satisfied itself as to the condition of the Properties including the presence in on or under the Properties of Hazardous Substances.

Schedule 8

Purchaser	Property	Title Number
Hines -Moorfield Brindley 100 S.a r.l	Brindleyplace, Birmingham being land and buildings on the north west side of Broad Street (the headlease)	WM491380

Hines -Moorfield Brindley 3 S.a r.l	Number Three Brindleyplace, Birmingham B1 2JB	WM682940

Hines -Moorfield Brindley 4 S.a r.l	Number Four Brindleyplace, Birmingham	WM767322

Hines -Moorfield Brindley 5 S.a r.l	Number Five Brindleyplace, Birmingham	WM625319

Hines -Moorfield Brindley 6 S.a r.l	Ground floor Number Six Brindleyplace, Birmingham	WM781841
	Number Six Brindleyplace, Birmingham	WM771278
	Additional restaurant areas Number Six Brindleyplace Birmingham	WM964812

Hines -Moorfield Brindley 9 S.a r.l	Number Nine Brindleyplace Birmingham	WM728645
	Basement and ground floor, Number Nine Brindleyplace	WM729814

Hines -Moorfield Brindley 100 S.a r.l	Café in the Square, Brindleyplace, Birmingham	WM771271
Hines -Moorfield Brindley 100 S.a r.l	The Basement, Café in the Square, Brindleyplace, Birmingham	WM771269

Hines -Moorfield Brindley 100 S.a r.l	Canalside Car Park Brindleyplace, Birmingham	WM771273

Schedule 9

Contracts for the supply of services

1           Scope of this Schedule

This Schedule applies to the contracts for the supply of services to the Property maintained by the Sellers which are set out in Appendix 10.

2           Cancellation unless otherwise required

2.1
The Sellers will either assign the benefits of or as applicable deal with it in accordance with the provisions of those agreements which the Sellers will provide on Actual Completion unless the Buyers have notified the Sellers in writing before the date of this Agreement that they do not wish to maintain a contract (or a part thereof), or some of them, after completion.

2.2	Where the Buyers have notified the Sellers of their wish not to maintain a contractor or part thereof, the Sellers will cancel the same on or before the date of Actual Completion.

3           Contracts capable of assignment

3.1	In the case of a contract capable of assignment, the Sellers are to assign the benefit of the contract (or a part thereof) to the Buyers.

3.2	The Sellers will give notice of the assigning of the contract (or part thereof) to the supplier of the services.

3.3	The Buyers are to undertake with the Sellers to:

(a)	assume the obligations of the Sellers under the contract insofar as they relate to the Property from Actual Completion; and

(b)	indemnify the Sellers against breach of obligation to the supplier under the contract arising after the Date of Actual Completion.

4           Contracts not capable of assignment

In the case of a contract not capable of assignment, or only assignable with the permission of the supplier:

(a)
the Sellers are to maintain the contract (or part thereof) for the benefit of the Buyers for so long as is necessary to ascertain whether the supplier is prepared to permit assignment, or novate the contract (or part thereof);

(b)	the Sellers are to use all reasonable and proper endeavours to obtain permission to assign the contract (or part thereof), or procure a novation for the Buyers;

(c)	if assignment is permitted by the supplier, paragraph 3 (contracts capable and assignment) is to apply;

(d)	if a novation is obtainable, the Buyers are to take up the new contract with the supplier, or permit the Sellers to obtain a cancellation of the original contract (or part thereof);

(e)	the Buyers are to reimburse to the Sellers the cost of maintaining the contract (or part thereof) for any period mentioned in paragraph 4(a); and

(f)	the Sellers are to bear the reasonable costs of cancellation of any contract (or part thereof), and the Buyers are to bear the reasonable cost of any novation; but

(g)	the Sellers may cancel a contract (or part thereof) where it is not capable of assignment, and the supplier is unwilling to permit an assignment or agree a novation.

EXECUTED as a DEED by BRINDLEYPLACE                                                                           )
NOMINEE LIMITED acting by a director in                                                                           )
the presence of:                                                                        )

Director

Signature of witness
Name (in BLOCK CAPITALS)
Address

EXECUTED as a DEED by BRINDLEYPLACE                                                                           )
CO-NOMINEE LIMITED acting by a director in                                                                                     )
the presence of:                                                                        )

Director

Signature of witness
Name (in BLOCK CAPITALS)
Address

EXECUTED as a DEED by BRINDLEYPLACE                                                                           )
HEADLEASE LIMITED acting by a director in                                                                                     )
the presence of:                                                                        )

Director

Signature of witness
Name (in BLOCK CAPITALS)
Address

EXECUTED as a DEED by BRINDLEYPLACE                                                                           )
HEADLEASE (NO 2) LIMITED acting by a                                                                           )
director in the presence of:                                                                        )

Director

Signature of witness
Name (in BLOCK CAPITALS)
Address

EXECUTED as a DEED by

Hines - Moorfield Brindley 3 S.à r.l. By: Kenneth MacRae Capacity: class A manager	Hines - Moorfield Brindley 3 S.à r.l. By: Graham Sidwell Capacity: class B manager

EXECUTED as a DEED by

Hines - Moorfield Brindley 4 S.à r.l. By: Kenneth MacRae Capacity: class A manager	Hines - Moorfield Brindley 4 S.à r.l. By: Graham Sidwell Capacity: class B manager

EXECUTED as a DEED by

Hines - Moorfield Brindley 5 S.à r.l. By: Kenneth MacRae Capacity: class A manager	Hines - Moorfield Brindley 5 S.à r.l. By: Graham Sidwell Capacity: class B manager

EXECUTED as a DEED by

Hines - Moorfield Brindley 6 S.à r.l. By: Kenneth MacRae Capacity: class A manager	Hines - Moorfield Brindley 6 S.à r.l. By: Graham Sidwell Capacity: class B manager

EXECUTED as a DEED by

Hines - Moorfield Brindley 9 S.à r.l. By: Kenneth MacRae Capacity: class A manager	Hines - Moorfield Brindley 9 S.à r.l. By: Graham Sidwell Capacity: class B manager

EXECUTED as a DEED by

Hines - Moorfield Brindley 100 S.à r.l. By: Kenneth MacRae Capacity: class A manager	Hines - Moorfield Brindley 100 S.à r.l. By: Graham Sidwell Capacity: class B manager